UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-02090

Invesco Bond Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Glenn Brightman 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713)
626-1919
Date of fiscal year end: February 28
Date of reporting period: February 28, 2025

Item 1. Reports to Stockholders.
(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule
30e-1
under the Investment Company Act of 1940, as amended (the “Act”) is as follows:

Annual Report to Shareholders	February 28, 2025
Invesco Bond Fund
NYSE:
VBF

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

7	Dividend Reinvestment Plan

9	Schedule of Investments

29	Financial Statements

32	Financial Highlights

33	Notes to Financial Statements

40	Report of Independent Registered Public Accounting Firm

41	Tax Information

42	Additional Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2025, Invesco Bond Fund (the Fund), at net asset value (NAV), outperformed its benchmark, the Bloomberg Baa U.S. Corporate Bond Index. The Fund’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for Fund shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance
Total returns, 2/29/24 to 2/28/25
Fund at NAV	7.47%
Fund at Market Value	4.38
Bloomberg Baa U.S. Corporate Bond Index ▼ (Broad Market/Style-Specific Index)	7.24
Market Price Discount to NAV as of 2/28/25	-5.23

Source(s): ▼ RIMES Technologies Corp.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end
performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

 Since the Fund is a
closed-end
management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Market conditions and your Fund
Fixed income experienced mixed performance in the second quarter of the fiscal year ended February 28, 2025. Some major government bond indexes posted losses, while some major high-yield indexes posted modest gains. Inflationary trends persisted and global economies were at different stages of taming inflation with central banks reacting to their respective economies by cutting rates when deemed most appropriate. The US Federal Reserve (the Fed) maintained its current level of interest rates, however, their views began to shift to a more dovish monetary policy indicating that the upcoming months would likely be a time of significant central bank divergence with potential for second-half interest rate cuts. Yields continued to see volatility driven by the changing market expectations around the Fed.
 In the third quarter of the fiscal year, fixed income performance was broadly positive. The US economy showed signs of normalizing with August’s Consumer Price Index falling to 2.5%, a three-year low and a sign of cooling inflation.
1
With broad economic data improving, the Fed reduced the federal funds rate by 0.50% in September, its first cut since 2020, which signaled the end of the current rate hiking cycle. Followed by two additional 0.25% cuts in November and December, the target federal funds rate ended the fiscal year at 4.25% - 4.50%.
2
The yield curve, measured by the yield differential between two-
and
10-year
Treasuries, normalized during the third quarter after inverting in 2023 and 2024.
 In the beginning of the fourth quarter of the fiscal year, the US economy remained on a solid growth trajectory, outpacing much of the global economy, supported by healthy wage growth, robust consumer spending and positive productivity momentum. However, in the aftermath of the US election, growth expectations shifted with the new US administration’s potential policy changes, particularly around immigration and tariffs, increased economic and market uncertainty. The beginning of 2025 has been characterized by the new US administration swiftly reworking significant segments of the US government while challenging historical assumptions within the geo-political
sphere. In response to these changes, markets have dampened. Though it is difficult to forecast outcomes, we are constructive on bonds in 2025; we believe potentially slower global growth, though still positive, and that policy uncertainty could be supportive of bonds globally.
 The Fund, at NAV, generated positive returns for the fiscal year and outperformed its broad market/style-specific benchmark, the Bloomberg Baa U.S. Corporate Bond Index by 23 basis points.
 During the fiscal year ended February 28, 2025, the corporate bond market benefited from a continuing disinflation trend and resilient economic growth supporting corporate fundamentals, leading to tightening credit spreads. Because the Fund holds predominantly corporate bonds, it benefited from this broader market environment.
 Security selection within investment grade corporates, particularly the financial institutions sub-sector,
contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the index presented discounted buying opportunities and enhanced downside protection for bondholders. Security selection within high yield corporates, particularly in the midstream sub-sector,
also contributed to relative performance.
 Sector allocation to the technology
sub-sector
detracted from performance, led by credits such as Apple and Oracle. Selection within Treasuries, particularly in longer-maturity Treasury bonds, detracted from relative performance due to an elevated rates environment.
 The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration of the portfolio was maintained in-line
with the broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark had a small positive effect on relative returns. We believe buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration during the fiscal year.
 Part of the Fund’s strategy in seeking to manage currency risk in the portfolio during the fiscal year entailed purchasing and selling currency derivatives. Management of currency risk was carried out via currency forwards on an as-needed
basis and we believe it was effective in managing the currency positioning within the Fund during the fiscal year. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.
 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because of interest rate volatility to combat inflation. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security

2	Invesco Bond Fund

characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and/or the market price of the Fund’s shares.
 Thank you for investing in Invesco Bond Fund and for sharing our long-term investment horizon.

1	Source: US Bureau of Labor Statistics
2	Source: US Department of the Treasury

Portfolio manager(s):
Matt Brill
Chuck Burge
Michael Hyman
Todd Schomberg
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and, if applicable, index disclosures later in this report.

3	Invesco Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment
Fund and index data from 2/28/15

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.
 Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Bond Fund

Average Annual Total Returns
As of 2/28/25
	NAV	Market
10 Years	3.24%	3.57%
5 Years	0.79	1.24
1 Year	7.47	4.38
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end
performance.
 Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

5	Invesco Bond Fund

Supplemental Information
∎	Unless otherwise stated, information presented in this report is as of February 28, 2025, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report
∎	The Bloomberg Baa U.S. Corporate Bond Index measures the Baa-rated, fixed-rate, taxable corporate bond market.
∎
The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎
A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Bond Fund

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end
Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits
∎	Add to your account:
You may increase your shares in your Fund easily and automatically with the Plan.
∎	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

∎	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at
invesco.com/closed-end.

∎	Safekeeping:
The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan
If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting
invesco.com/closed-end,
by calling toll-free 800 341 2929 or by notifying us in writing at Invesco
Closed-End
Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Fund is trading at a premium - a market price that is higher than its NAV -you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount - a market price that is lower than its NAV - you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount , the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
 Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, by visiting
invesco.com/closed-end
or by writing to Invesco
Closed-End
Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.
If you opt to continue to hold your
non-certificated
whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.
If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting $2.50 per account and a brokerage charge.

3.
You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.
 To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit
invesco.com/closed-end.

7	Invesco Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	86.89%

U.S. Treasury Securities	5.70

Preferred Stocks	3.18

Asset-Backed Securities	2.25

Security Types Each Less Than 1% of Portfolio	0.86

Money Market Funds Plus Other Assets Less Liabilities	1.12
Top Five Debt Issuers*

		% of total net assets

1.	U.S. Treasury	5.70%

2.	Citigroup, Inc.	1.99

3.	HSBC Holdings PLC	1.91

4.	Goldman Sachs Group, Inc. (The)	1.68

5.	Bank of America Corp.	1.42
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings, if any.
Data presented here are as of February 28, 2025.

8	Invesco Bond Fund

Schedule of Investments
(a)
February 28, 2025

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–86.89%
Advertising–0.12%
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027 (b)	$94,000	$91,987

Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	134,000	133,502

		225,489

Aerospace & Defense–1.39%
BAE Systems PLC (United Kingdom),
5.13%, 03/26/2029 (b)	200,000	202,649

5.50%, 03/26/2054 (b)	200,000	200,994

Boeing Co. (The),
6.30%, 05/01/2029	37,000	38,783

6.53%, 05/01/2034	73,000	78,231

5.81%, 05/01/2050	185,000	178,629

5.93%, 05/01/2060	227,000	217,520

Hexcel Corp., 5.88%, 02/26/2035	18,000	18,543

Howmet Aerospace, Inc., 4.85%, 10/15/2031	16,000	15,984

Huntington Ingalls Industries, Inc.,
5.35%, 01/15/2030	32,000	32,216

5.75%, 01/15/2035	115,000	115,445

L3Harris Technologies, Inc.,
5.40%, 07/31/2033	50,000	50,879

5.60%, 07/31/2053	47,000	47,014

Lockheed Martin Corp.,
4.45%, 05/15/2028	28,000	28,122

4.75%, 02/15/2034	101,000	99,858

4.80%, 08/15/2034	5,000	4,920

4.15%, 06/15/2053	41,000	33,700

4.30%, 06/15/2062	51,000	41,641

5.90%, 11/15/2063	74,000	78,716

Northrop Grumman Corp., 4.95%, 03/15/2053	36,000	33,118

RTX Corp.,
5.75%, 01/15/2029	75,000	78,059

6.00%, 03/15/2031	39,000	41,389

5.15%, 02/27/2033	167,000	168,782

6.10%, 03/15/2034	135,000	145,115

6.40%, 03/15/2054	99,000	110,644

TransDigm, Inc.,
6.75%, 08/15/2028 (b)	174,000	177,198

6.38%, 03/01/2029 (b)	235,000	238,391

6.88%, 12/15/2030 (b)	90,000	92,437

7.13%, 12/01/2031 (b)	44,000	45,425

		2,614,402

Agricultural & Farm Machinery–0.22%
AGCO Corp.,
5.45%, 03/21/2027	17,000	17,241

5.80%, 03/21/2034	97,000	98,673

Deere & Co., 5.45%, 01/16/2035	2,000	2,082

John Deere Capital Corp.,
4.70%, 06/10/2030	138,000	139,447

5.10%, 04/11/2034	153,000	155,187

		412,630

	Principal Amount	Value

Agricultural Products & Services–0.03%
Cargill, Inc., 4.75%, 04/24/2033 (b)	$55,000	$54,581

Air Freight & Logistics–0.32%
GXO Logistics, Inc.,
6.25%, 05/06/2029	108,000	111,833

6.50%, 05/06/2034	112,000	116,168

United Parcel Service, Inc.,
5.15%, 05/22/2034	106,000	107,866

5.50%, 05/22/2054	184,000	184,907

5.60%, 05/22/2064	84,000	84,617

		605,391

Apparel Retail–0.06%
Gap, Inc. (The), 3.63%, 10/01/2029 (b)	20,000	18,295

Victoria’s Secret & Co., 4.63%, 07/15/2029 (b)	100,000	91,102

		109,397

Application Software–0.25%
Cadence Design Systems, Inc., 4.70%, 09/10/2034	54,000	52,714

Cloud Software Group, Inc.,
6.50%, 03/31/2029 (b)	65,000	63,987

8.25%, 06/30/2032 (b)	26,000	26,986

Intuit, Inc., 5.20%, 09/15/2033	159,000	162,964

SS&C Technologies, Inc.,
5.50%, 09/30/2027 (b)	40,000	39,856

6.50%, 06/01/2032 (b)	124,000	126,961

		473,468

Asset Management & Custody Banks–1.76%
Affiliated Managers Group, Inc., 5.50%, 08/20/2034	325,000	322,990

Ameriprise Financial, Inc.,
5.70%, 12/15/2028	96,000	99,720

4.50%, 05/13/2032	38,000	37,119

5.15%, 05/15/2033	184,000	185,963

5.20%, 04/15/2035	306,000	307,517

Ares Capital Corp.,
5.88%, 03/01/2029	4,000	4,088

5.95%, 07/15/2029	61,000	62,438

5.80%, 03/08/2032	101,000	101,196

Bank of New York Mellon Corp. (The),
4.89%, 07/21/2028 (c)	146,000	147,286

4.54%, 02/01/2029 (c)	63,000	63,143

5.06%, 07/22/2032 (c)	116,000	117,458

5.83%, 10/25/2033 (c)	81,000	85,701

Series J, 4.97%, 04/26/2034 (c)	85,000	84,935

BlackRock, Inc., 4.75%, 05/25/2033	169,000	169,169

Blackstone Secured Lending Fund,
2.13%, 02/15/2027	155,000	146,708

5.88%, 11/15/2027	82,000	83,664

Carlyle Holdings II Finance LLC, 5.63%, 03/30/2043 (b)	15,000	14,953

Citadel L.P.,
6.00%, 01/23/2030 (b)	20,000	20,383

6.38%, 01/23/2032 (b)	49,000	50,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Bond Fund

	Principal Amount	Value

Asset Management & Custody Banks–(continued)
State Street Corp.,
5.68%, 11/21/2029 (c)	$122,000	$126,700

4.73%, 02/28/2030	266,000	267,110

6.12%, 11/21/2034 (c)	140,000	148,643

5.15%, 02/28/2036 (c)	308,000	309,289

6.45% (c)(d)	343,000	343,901

		3,300,644

Automobile Manufacturers–1.34%
Allison Transmission, Inc., 3.75%, 01/30/2031 (b)	408,000	367,034

Ford Motor Credit Co. LLC,
6.95%, 06/10/2026	335,000	341,526

7.35%, 11/04/2027	7,000	7,287

7.20%, 06/10/2030	135,000	142,059

Hyundai Capital America,
5.50%, 03/30/2026 (b)	50,000	50,471

5.00%, 01/07/2028 (b)	256,000	257,794

5.60%, 03/30/2028 (b)	4,000	4,092

5.35%, 03/19/2029 (b)	2,000	2,034

5.30%, 01/08/2030 (b)	110,000	111,893

Mercedes-Benz Finance North America LLC (Germany),
5.00%, 01/11/2034 (b)	150,000	148,192

5.13%, 08/01/2034 (b)	214,000	213,114

Nissan Motor Co. Ltd. (Japan), 4.81%, 09/17/2030 (b)	200,000	192,575

Toyota Motor Credit Corp., 5.35%, 01/09/2035	116,000	118,646

Volkswagen Group of America Finance LLC (Germany),
5.25%, 03/22/2029 (b)	255,000	256,089

5.60%, 03/22/2034 (b)	300,000	301,383

		2,514,189

Automotive Parts & Equipment–1.10%
Clarios Global L.P./Clarios US Finance Co., 6.75%, 02/15/2030 (b)	262,000	268,299

Cougar JV Subsidiary LLC, 8.00%, 05/15/2032 (b)	88,000	93,232

ERAC USA Finance LLC,
4.60%, 05/01/2028 (b)	73,000	73,191

4.90%, 05/01/2033 (b)	177,000	176,041

NESCO Holdings II, Inc., 5.50%, 04/15/2029 (b)	198,000	186,646

PHINIA, Inc.,
6.75%, 04/15/2029 (b)	131,000	134,364

6.63%, 10/15/2032 (b)	78,000	78,504

Toyota Motor Credit Corp., 4.55%, 08/09/2029	3,000	3,003

ZF North America Capital, Inc. (Germany),
6.88%, 04/14/2028 (b)	339,000	342,691

7.13%, 04/14/2030 (b)	318,000	318,566

6.75%, 04/23/2030 (b)	154,000	151,544

6.88%, 04/23/2032 (b)	247,000	238,854

		2,064,935

Automotive Retail–0.87%
Advance Auto Parts, Inc., 5.95%, 03/09/2028	121,000	121,972

Asbury Automotive Group, Inc., 4.63%, 11/15/2029 (b)	71,000	67,724

	Principal Amount	Value

Automotive Retail–(continued)
AutoZone, Inc.,
4.75%, 08/01/2032	$62,000	$61,025

5.20%, 08/01/2033	101,000	101,854

Group 1 Automotive, Inc., 6.38%, 01/15/2030 (b)	92,000	93,878

LCM Investments Holdings II LLC, 8.25%, 08/01/2031 (b)	130,000	137,316

Lithia Motors, Inc.,
3.88%, 06/01/2029 (b)	199,000	184,531

4.38%, 01/15/2031 (b)	101,000	93,278

O’Reilly Automotive, Inc., 5.00%, 08/19/2034	205,000	203,171

SMBC Aviation Capital Finance DAC (Ireland), 5.55%, 04/03/2034 (b)	479,000	485,581

Velocity Vehicle Group LLC, 8.00%, 06/01/2029 (b)	89,000	92,997

		1,643,327

Biotechnology–0.44%
AbbVie, Inc.,
5.35%, 03/15/2044	80,000	80,735

5.50%, 03/15/2064	158,000	158,667

Amgen, Inc.,
5.25%, 03/02/2030	38,000	38,870

5.75%, 03/02/2063	340,000	340,750

Gilead Sciences, Inc.,
5.25%, 10/15/2033	134,000	137,235

5.55%, 10/15/2053	68,000	69,313

		825,570

Broadcasting–0.13%
Gray Media, Inc., 10.50%, 07/15/2029 (b)	17,000	17,546

Paramount Global,
5.85%, 09/01/2043	85,000	76,822

4.95%, 05/19/2050	85,000	67,243

Univision Communications, Inc.,
6.63%, 06/01/2027 (b)	37,000	37,102

7.38%, 06/30/2030 (b)	28,000	27,379

8.50%, 07/31/2031 (b)	28,000	27,936

		254,028

Broadline Retail–0.36%
El Puerto de Liverpool S.A.B. de C.V. (Mexico),
6.26%, 01/22/2032 (b)	205,000	209,356

6.66%, 01/22/2037 (b)	200,000	203,800

Kohl’s Corp., 4.63%, 05/01/2031	59,000	46,065

Macy’s Retail Holdings LLC, 6.13%, 03/15/2032 (b)	7,000	6,687

Rakuten Group, Inc. (Japan), 9.75%, 04/15/2029 (b)	200,000	220,074

		685,982

Building Products–0.09%
Carrier Global Corp., 5.90%, 03/15/2034	28,000	29,609

Lennox International, Inc., 5.50%, 09/15/2028	89,000	91,415

Specialty Building Products Holdings LLC/SBP Finance Corp., 7.75%, 10/15/2029 (b)	44,000	45,007

		166,031

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Bond Fund

	Principal Amount	Value

Cable & Satellite–0.90%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.13%, 05/01/2027 (b)	$100,000	$98,694

5.38%, 06/01/2029 (b)	101,000	98,304

6.38%, 09/01/2029 (b)	66,000	66,307

7.38%, 03/01/2031 (b)	158,000	162,698

4.75%, 02/01/2032 (b)	38,000	34,177

4.50%, 05/01/2032	169,000	149,016

4.25%, 01/15/2034 (b)	110,000	92,284

Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
6.65%, 02/01/2034	216,000	225,128

5.75%, 04/01/2048	123,000	108,985

Comcast Corp., 5.50%, 11/15/2032	166,000	172,448

Cox Communications, Inc., 5.80%, 12/15/2053 (b)	159,000	147,938

Directv Financing LLC/Directv Financing Co-Obligor, Inc., 10.00%, 02/15/2031 (b)	47,000	46,164

EchoStar Corp., 6.75% PIK Rate, 2.00% Cash Rate, 11/30/2030 (e)	97,000	90,926

Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029 (b)	200,000	191,593

		1,684,662

Cargo Ground Transportation–0.20%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.75%, 05/24/2026 (b)	14,000	14,169

5.35%, 01/12/2027 (b)	5,000	5,057

4.40%, 07/01/2027 (b)	15,000	14,891

5.70%, 02/01/2028 (b)	55,000	56,413

5.55%, 05/01/2028 (b)	76,000	77,734

Ryder System, Inc.,
4.90%, 12/01/2029	62,000	62,315

6.60%, 12/01/2033	127,000	139,101

		369,680

Casinos & Gaming–0.30%
Melco Resorts Finance Ltd. (Hong Kong), 5.38%, 12/04/2029 (b)	200,000	186,149

Studio City Finance Ltd. (Macau), 5.00%, 01/15/2029 (b)	200,000	183,216

Viking Cruises Ltd., 9.13%, 07/15/2031 (b)	171,000	185,689

		555,054

Commercial & Residential Mortgage Finance–0.20%
Aviation Capital Group LLC,
3.50%, 11/01/2027 (b)	12,000	11,566

6.25%, 04/15/2028 (b)	7,000	7,268

Nationwide Building Society (United Kingdom), 6.56%, 10/18/2027 (b)(c)	242,000	249,065

Radian Group, Inc., 6.20%, 05/15/2029	75,000	77,486

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026 (b)	24,000	23,039

		368,424

	Principal Amount	Value

Commodity Chemicals–0.09%
Mativ Holdings, Inc., 8.00%, 10/01/2029 (b)	$152,000	$140,967

Olin Corp., 6.63%, 04/01/2033 (b)	27,000	27,014

		167,981

Communications Equipment–0.02%
Cisco Systems, Inc., 5.30%, 02/26/2054	33,000	32,965

Computer & Electronics Retail–0.05%
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	86,000	87,265

Construction Machinery & Heavy Transportation Equipment–0.10%
Northriver Midstream Finance L.P. (Canada), 6.75%, 07/15/2032 (b)	181,000	184,876

Construction Materials–0.14%
Quikrete Holdings, Inc.,
6.38%, 03/01/2032 (b)	215,000	218,254

6.75%, 03/01/2033 (b)	47,000	47,745

		265,999

Consumer Electronics–0.11%
LG Electronics, Inc. (South Korea), 5.63%, 04/24/2029 (b)	200,000	205,677

Consumer Finance–0.82%
American Express Co.,
5.65%, 04/23/2027 (c)	99,000	100,223

5.53%, 04/25/2030 (c)	130,000	133,957

5.44%, 01/30/2036 (c)	182,000	185,457

Capital One Financial Corp.,
7.15%, 10/29/2027 (c)	61,000	63,302

6.18%, 01/30/2036 (c)	106,000	108,063

FirstCash, Inc., 6.88%, 03/01/2032 (b)	380,000	388,817

Navient Corp., 5.00%, 03/15/2027	100,000	98,505

OneMain Finance Corp.,
6.63%, 05/15/2029	251,000	256,157

4.00%, 09/15/2030	45,000	40,527

7.13%, 11/15/2031	50,000	51,470

SLM Corp., 6.50%, 01/31/2030	109,000	112,228

		1,538,706

Consumer Staples Merchandise Retail–0.11%
Dollar General Corp.,
5.00%, 11/01/2032	29,000	28,477

5.50%, 11/01/2052	105,000	97,743

Walmart, Inc., 4.50%, 09/09/2052	87,000	78,900

		205,120

Copper–0.01%
Freeport-McMoRan, Inc., 4.38%, 08/01/2028	13,000	12,807

Distillers & Vintners–0.02%
Brown-Forman Corp., 4.75%, 04/15/2033	27,000	26,648

Constellation Brands, Inc., 4.90%, 05/01/2033	21,000	20,604

		47,252

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Bond Fund

	Principal Amount	Value

Distributors–0.29%
Genuine Parts Co.,
6.50%, 11/01/2028	$192,000	$203,064

4.95%, 08/15/2029	137,000	137,313

6.88%, 11/01/2033	177,000	198,209

		538,586

Diversified Banks–16.27%
Africa Finance Corp. (Supranational),
4.38%, 04/17/2026 (b)	1,080,000	1,070,489

7.50% (b)(c)(d)	310,000	306,884

Australia and New Zealand Banking Group Ltd. (Australia),
6.74%, 12/08/2032 (b)	333,000	362,535

5.20%, 09/30/2035 (b)(c)	680,000	663,185

6.75% (b)(c)(d)	784,000	797,906

Banco Bilbao Vizcaya Argentaria S.A. (Spain), 9.38% (c)(d)	14,000	15,456

Banco Santander S.A. (Spain),
5.55%, 03/14/2028 (c)	200,000	202,925

8.00% (c)(d)	190,476	201,916

9.63% (c)(d)	200,000	221,502

9.63% (c)(d)	200,000	232,049

Bank of America Corp.,
5.19% (SOFR + 0.83%), 01/24/2029 (f)	112,000	112,227

5.16%, 01/24/2031 (c)	63,000	63,794

5.37% (SOFR + 1.01%), 01/24/2031 (f)	120,000	120,407

5.43%, 08/15/2035 (c)	234,000	231,168

5.52%, 10/25/2035 (c)	213,000	210,930

5.51%, 01/24/2036 (c)	110,000	112,444

5.74%, 02/12/2036 (c)	386,000	388,723

7.75%, 05/14/2038	650,000	777,481

2.68%, 06/19/2041 (c)	17,000	12,217

Series AA, 6.10% (c)(d)	521,000	520,272

Series DD, 6.30% (c)(d)	135,000	136,587

Bank of Montreal (Canada),
7.70%, 05/26/2084 (c)	456,000	470,063

7.30%, 11/26/2084 (c)	250,000	252,974

Bank of New Zealand (New Zealand), 5.70%, 01/28/2035 (b)(c)	256,000	260,239

Bank of Nova Scotia (The) (Canada),
8.63%, 10/27/2082 (c)	429,000	453,426

8.00%, 01/27/2084 (c)	235,000	245,389

Barclays PLC (United Kingdom),
5.37%, 02/25/2031 (c)	209,000	211,494

5.79%, 02/25/2036 (c)	200,000	203,263

7.63% (c)(d)	200,000	200,892

BBVA Mexico S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Mexico (Mexico), 7.63%, 02/11/2035 (b)(c)	205,000	209,912

BPCE S.A. (France),
6.29%, 01/14/2036 (b)(c)	250,000	261,112

6.92%, 01/14/2046 (b)(c)	271,000	290,657

Canadian Imperial Bank of Commerce (Canada), 6.95%, 01/28/2085 (c)	412,000	413,910

	Principal Amount	Value

Diversified Banks–(continued)
Citigroup, Inc.,
5.50%, 09/13/2025	$210,000	$210,831

5.17%, 02/13/2030 (c)	65,000	65,795

4.54%, 09/19/2030 (c)	173,000	170,467

2.57%, 06/03/2031 (c)	17,000	15,150

6.17%, 05/25/2034 (c)	211,000	217,663

5.83%, 02/13/2035 (c)	259,000	260,292

6.02%, 01/24/2036 (c)	159,000	162,018

5.41%, 09/19/2039 (c)	330,000	319,648

5.61%, 03/04/2056 (c)	449,000	451,132

Series AA, 7.63% (c)(d)	206,000	216,398

Series BB, 7.20% (c)(d)	143,000	148,091

Series CC, 7.13% (c)(d)	95,000	97,239

Series DD, 7.00% (c)(d)	166,000	175,004

Series EE, 6.75% (c)(d)	520,000	521,838

Series FF, 6.95% (c)(d)	383,000	386,781

Series T, 6.25% (c)(d)	177,000	179,085

Series W, 4.00% (c)(d)	147,000	144,678

Comerica, Inc., 5.98%, 01/30/2030 (c)	33,000	33,629

Corporacion Financiera de Desarrollo S.A. (Peru), 5.95%, 04/30/2029 (b)	200,000	203,231

Fifth Third Bancorp,
1.71%, 11/01/2027 (c)	23,000	21,925

6.34%, 07/27/2029 (c)	13,000	13,616

4.77%, 07/28/2030 (c)	69,000	68,696

4.34%, 04/25/2033 (c)	56,000	53,087

Freedom Mortgage Corp., 12.00%, 10/01/2028 (b)	8,000	8,695

HSBC Holdings PLC (United Kingdom),
5.60%, 05/17/2028 (c)	274,000	278,404

5.29%, 11/19/2030 (c)	290,000	292,819

5.13%, 03/03/2031 (c)	200,000	200,469

7.40%, 11/13/2034 (c)	305,000	338,735

5.87%, 11/18/2035 (c)	243,000	242,855

5.45%, 03/03/2036 (c)	312,000	311,591

6.00% (c)(d)	866,000	863,708

6.88% (c)(d)	216,000	217,680

6.95% (c)(d)	200,000	202,325

6.95% (c)(d)	608,000	610,456

ING Groep N.V. (Netherlands), 5.34%, 03/19/2030 (c)	200,000	203,658

JPMorgan Chase & Co.,
5.57%, 04/22/2028 (c)	105,000	106,990

4.32%, 04/26/2028 (c)	78,000	77,518

4.85%, 07/25/2028 (c)	63,000	63,279

4.92%, 01/24/2029 (c)	55,000	55,441

5.30%, 07/24/2029 (c)	95,000	96,803

5.01%, 01/23/2030 (c)	67,000	67,736

5.58%, 04/22/2030 (c)	84,000	86,510

5.00%, 07/22/2030 (c)	146,000	147,304

4.60%, 10/22/2030 (c)	158,000	156,801

5.14%, 01/24/2031 (c)	130,000	131,865

4.59%, 04/26/2033 (c)	73,000	71,270

5.72%, 09/14/2033 (c)	192,000	198,776

5.34%, 01/23/2035 (c)	80,000	81,178

5.50%, 01/24/2036 (c)	185,000	189,896

Series W, 5.58% (3 mo. Term SOFR + 1.26%), 05/15/2047 (f)	249,000	234,817

Series NN, 6.88% (c)(d)	131,000	137,879

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)
Series OO, 6.50% (c)(d)	$721,000	$739,478

KeyBank N.A., 5.85%, 11/15/2027	269,000	276,710

KeyCorp, 2.55%, 10/01/2029	27,000	24,381

Mitsubishi UFJ Financial Group, Inc. (Japan),
5.26%, 04/17/2030 (c)	344,000	350,884

5.41%, 04/19/2034 (c)	205,000	211,190

5.43%, 04/17/2035 (c)	364,000	369,843

5.57%, 01/16/2036 (c)	287,000	294,531

8.20% (c)(d)	222,000	244,189

Mizuho Financial Group, Inc. (Japan),
5.38%, 07/10/2030 (c)	200,000	204,346

5.59%, 07/10/2035 (c)	325,000	334,622

Morgan Stanley Bank N.A.,
5.88%, 10/30/2026	393,000	402,120

5.02%, 01/12/2029 (c)	167,000	168,597

National Australia Bank Ltd. (Australia), 5.90%, 01/14/2036 (b)(c)	494,000	503,880

National Securities Clearing Corp., 5.10%, 11/21/2027 (b)	335,000	340,907

Nordea Bank Abp (Finland), 6.30% (b)(c)(d)	200,000	194,410

Panama Infrastructure Receivable Purchaser PLC (United Kingdom), 0.00%, 04/05/2032 (b)(g)	333,000	226,957

PNC Financial Services Group, Inc. (The),
5.58%, 06/12/2029 (c)	119,000	122,309

4.63%, 06/06/2033 (c)	7,000	6,714

5.07%, 01/24/2034 (c)	97,000	96,560

Royal Bank of Canada (Canada),
4.95%, 02/01/2029	43,000	43,580

7.50%, 05/02/2084 (c)	414,000	429,669

Standard Chartered PLC (United Kingdom),
6.75%, 02/08/2028 (b)(c)	109,000	112,986

5.01%, 10/15/2030 (b)(c)	200,000	200,061

7.75% (b)(c)(d)	194,000	201,419

Sumitomo Mitsui Financial Group, Inc. (Japan), 6.60% (c)(d)	165,000	168,466

Sumitomo Mitsui Trust Bank Ltd. (Japan),
5.65%, 09/14/2026 (b)	200,000	203,515

5.20%, 03/07/2029 (b)	206,000	210,026

5.35%, 03/07/2034 (b)	200,000	205,546

Synovus Bank, 5.63%, 02/15/2028	896,000	905,523

Toronto-Dominion Bank (The) (Canada),
4.78%, 12/17/2029	141,000	141,298

5.15%, 09/10/2034 (c)	135,000	133,835

8.13%, 10/31/2082 (c)	349,000	364,140

7.25%, 07/31/2084 (c)	315,000	319,188

U.S. Bancorp, 5.78%, 06/12/2029 (c)	95,000	98,009

UBS AG (Switzerland), 5.65%, 09/11/2028	243,000	251,597

Wells Fargo & Co.,
5.71%, 04/22/2028 (c)	69,000	70,412

5.57%, 07/25/2029 (c)	66,000	67,687

5.20%, 01/23/2030 (c)	75,000	76,075

5.39%, 04/24/2034 (c)	70,000	70,848

5.56%, 07/25/2034 (c)	42,000	42,864

5.50%, 01/23/2035 (c)	139,000	141,331

5.38%, 11/02/2043	514,000	496,511

6.85% (c)(d)	156,000	161,510

7.63% (c)(d)	120,000	127,902

	Principal Amount	Value

Diversified Banks–(continued)
Westpac Banking Corp. (Australia),
5.41%, 08/10/2033 (c)	$14,000	$14,034

5.62%, 11/20/2035 (c)	166,000	167,021

		30,583,861

Diversified Capital Markets–1.45%
Amazon Conservation DAC (Ecuador), 6.03%, 01/16/2042 (b)	305,000	305,264

Ares Strategic Income Fund,
5.70%, 03/15/2028 (b)	147,000	148,108

6.20%, 03/21/2032 (b)	142,000	143,644

Blackstone Private Credit Fund, 4.95%, 09/26/2027 (b)	54,000	53,613

Credit Suisse Group AG (Switzerland),
4.50% (b)(c)(d)(h)(i)	268,000	16,080

5.25% (b)(c)(d)(h)(i)	248,000	14,880

Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,
10.00%, 11/15/2029 (b)	94,000	95,652

9.00%, 06/15/2030	87,000	85,543

Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.63%, 10/15/2031 (b)	178,000	177,877

Sixth Street Lending Partners, 6.13%, 07/15/2030 (b)	34,000	34,565

UBS Group AG (Switzerland),
5.71%, 01/12/2027 (b)(c)	256,000	258,349

4.75%, 05/12/2028 (b)(c)	303,000	303,052

4.38% (b)(c)(d)	258,000	226,232

7.00% (b)(c)(d)	246,000	246,519

7.13% (b)(c)(d)	250,000	250,735

Series 31, 7.75% (b)(c)(d)	346,000	366,286

		2,726,399

Diversified Financial Services–2.71%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 6.95%, 03/10/2055 (c)	150,000	154,657

Apollo Debt Solutions BDC,
6.90%, 04/13/2029 (b)	18,000	18,846

6.55%, 03/15/2032 (b)	104,000	107,200

Apollo Global Management, Inc., 6.38%, 11/15/2033	130,000	142,380

Atlas Warehouse Lending Co. L.P.,
6.05%, 01/15/2028 (b)	250,000	252,513

6.25%, 01/15/2030 (b)	250,000	252,578

Aviation Capital Group LLC, 6.75%, 10/25/2028 (b)	108,000	114,434

Avolon Holdings Funding Ltd. (Ireland),
4.95%, 01/15/2028 (b)	151,000	150,625

5.75%, 03/01/2029 (b)	140,000	142,970

5.75%, 11/15/2029 (b)	94,000	96,035

5.15%, 01/15/2030 (b)	225,000	223,404

BlackRock Funding, Inc.,
4.90%, 01/08/2035	70,000	70,363

5.35%, 01/08/2055	70,000	69,566

Blackstone Private Credit Fund, 6.25%, 01/25/2031	55,000	56,608

Corebridge Financial, Inc.,
6.05%, 09/15/2033	146,000	153,644

5.75%, 01/15/2034	160,000	166,064

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Bond Fund

	Principal Amount	Value

Diversified Financial Services–(continued)
Freedom Mortgage Holdings LLC,
9.25%, 02/01/2029 (b)	$17,000	$17,759

9.13%, 05/15/2031 (b)	18,000	18,724

GGAM Finance Ltd. (Ireland), 6.88%, 04/15/2029 (b)	178,000	182,203

Horizon Mutual Holdings, Inc., 6.20%, 11/15/2034 (b)	660,000	657,283

Jackson Financial, Inc., 5.67%, 06/08/2032	15,000	15,323

Jane Street Group/JSG Finance, Inc.,
7.13%, 04/30/2031 (b)	239,000	248,121

6.13%, 11/01/2032 (b)	517,000	519,374

LPL Holdings, Inc., 5.70%, 05/20/2027	109,000	110,977

Macquarie Airfinance Holdings Ltd. (United Kingdom),
6.40%, 03/26/2029 (b)	34,000	35,240

5.15%, 03/17/2030 (b)	99,000	98,251

6.50%, 03/26/2031 (b)	47,000	49,128

Nationstar Mortgage Holdings, Inc., 7.13%, 02/01/2032 (b)	87,000	89,696

OPEC Fund for International Development (The) (Supranational), 4.50%, 01/26/2026 (b)	345,000	345,199

Provident Funding Associates L.P./PFG Finance Corp., 9.75%, 09/15/2029 (b)	129,000	134,046

Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030 (b)	93,000	91,523

United Airlines Pass-Through Trust,
Series 2019-1, Class A, 4.55%, 08/25/2031	127,140	120,604

Series 2019-1, Class AA, 4.15%, 08/25/2031	191,357	184,658

		5,089,996

Diversified Metals & Mining–0.52%
BHP Billiton Finance (USA) Ltd. (Australia),
5.10%, 09/08/2028	129,000	131,415

5.25%, 09/08/2030	96,000	98,823

5.25%, 09/08/2033	253,000	258,116

Corporacion Nacional del Cobre de Chile (Chile), 5.13%, 02/02/2033 (b)	200,000	193,810

Glencore Funding LLC (Australia),
5.37%, 04/04/2029 (b)	61,000	62,251

5.63%, 04/04/2034 (b)	164,000	166,394

5.89%, 04/04/2054 (b)	62,000	62,094

		972,903

Diversified REITs–0.37%
American Homes 4 Rent L.P., 5.25%, 03/15/2035	78,000	77,588

CubeSmart L.P., 2.50%, 02/15/2032	16,000	13,612

Iron Mountain Information Management Services, Inc., 5.00%, 07/15/2032 (b)	49,000	46,007

Trust Fibra Uno (Mexico),
7.70%, 01/23/2032 (b)	200,000	207,730

8.25%, 01/23/2037 (b)	260,000	267,639

	Principal Amount	Value

Diversified REITs–(continued)
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/2028 (b)	$79,000	$84,402

		696,978

Diversified Support Services–0.43%
Element Fleet Management Corp. (Canada), 6.32%, 12/04/2028 (b)	82,000	86,511

Ritchie Bros. Holdings, Inc. (Canada),
6.75%, 03/15/2028 (b)	48,000	49,288

7.75%, 03/15/2031 (b)	192,000	202,291

Saks Global Enterprises LLC, 11.00%, 12/15/2029 (b)	513,000	474,107

		812,197

Drug Retail–0.94%
CK Hutchison International (23) Ltd. (United Kingdom),
4.75%, 04/21/2028 (b)	331,000	333,852

4.88%, 04/21/2033 (b)	302,000	300,258

CVS Pass-Through Trust,
6.04%, 12/10/2028	363,897	368,215

5.77%, 01/10/2033 (b)	760,845	762,095

		1,764,420

Electric Utilities–5.93%
Alabama Power Co., 5.85%, 11/15/2033	35,000	36,963

American Electric Power Co., Inc., 5.20%, 01/15/2029	76,000	77,134

Brookfield Infrastructure Finance ULC (Canada), 6.75%, 03/15/2055 (c)	92,000	92,158

CenterPoint Energy Houston Electric LLC,
5.20%, 10/01/2028	40,000	40,895

4.80%, 03/15/2030	151,000	151,757

5.05%, 03/01/2035	82,000	81,876

Series AJ, 4.85%, 10/01/2052	178,000	162,348

Chile Electricity Lux MPC II S.a.r.l. (Chile), 5.58%, 10/20/2035 (b)	111,000	110,154

Connecticut Light and Power Co. (The), 5.25%, 01/15/2053	70,000	68,052

Consolidated Edison Co. of New York, Inc.,
5.50%, 03/15/2034	3,000	3,110

6.15%, 11/15/2052	36,000	38,697

5.90%, 11/15/2053	105,000	109,466

Constellation Energy Generation LLC,
6.13%, 01/15/2034	48,000	50,785

6.50%, 10/01/2053	45,000	48,451

5.75%, 03/15/2054	123,000	121,249

Dominion Energy South Carolina, Inc.,
Series 2025, 5.30%, 01/15/2035	64,000	65,282

6.25%, 10/15/2053	60,000	65,842

Duke Energy Carolinas LLC,
5.25%, 03/15/2035	229,000	232,510

5.35%, 01/15/2053	134,000	130,891

Duke Energy Corp.,
5.00%, 12/08/2027	27,000	27,347

4.85%, 01/05/2029	75,000	75,545

5.00%, 08/15/2052	144,000	128,684

6.45%, 09/01/2054 (c)	112,000	113,294

Duke Energy Indiana LLC, 5.40%, 04/01/2053	103,000	100,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Bond Fund

	Principal Amount	Value

Electric Utilities–(continued)
Electricite de France S.A. (France),
6.38%, 01/13/2055 (b)	$202,000	$207,349

6.00%, 04/22/2064 (b)	1,455,000	1,391,430

Enel Finance International N.V. (Italy), 7.05%, 10/14/2025 (b)	212,000	214,405

Entergy Corp., 7.13%, 12/01/2054 (c)	180,000	184,345

Entergy Louisiana LLC,
5.15%, 09/15/2034	105,000	105,076

5.80%, 03/15/2055	118,000	120,603

Entergy Texas, Inc.,
5.25%, 04/15/2035	148,000	148,795

5.55%, 09/15/2054	75,000	74,448

Evergy Metro, Inc., 4.95%, 04/15/2033	47,000	46,807

Eversource Energy, 5.50%, 01/01/2034	99,000	99,769

Exelon Corp.,
5.13%, 03/15/2031	260,000	263,225

5.60%, 03/15/2053	161,000	157,724

5.88%, 03/15/2055	251,000	253,877

6.50%, 03/15/2055 (c)	144,000	144,376

FirstEnergy Pennsylvania Electric Co., 5.20%, 04/01/2028 (b)	15,000	15,215

FirstEnergy Transmission LLC,
4.55%, 01/15/2030	70,000	69,402

5.00%, 01/15/2035	76,000	75,147

Florida Power & Light Co., 5.80%, 03/15/2065	72,000	75,037

Georgia Power Co.,
4.65%, 05/16/2028	41,000	41,206

4.95%, 05/17/2033	80,000	79,570

MidAmerican Energy Co.,
5.35%, 01/15/2034	29,000	29,857

5.85%, 09/15/2054	70,000	73,200

5.30%, 02/01/2055	95,000	92,241

National Rural Utilities Cooperative Finance Corp.,
4.85%, 02/07/2029	5,000	5,041

5.00%, 02/07/2031	110,000	112,065

5.80%, 01/15/2033	70,000	73,617

5.00%, 08/15/2034	179,000	178,144

NextEra Energy Capital Holdings, Inc.,
4.63%, 07/15/2027	115,000	115,364

5.00%, 07/15/2032	39,000	39,026

5.45%, 03/15/2035	262,000	265,112

5.55%, 03/15/2054	225,000	218,627

6.75%, 06/15/2054 (c)	74,000	76,034

5.90%, 03/15/2055	141,000	144,002

6.38%, 08/15/2055 (c)	86,000	86,507

6.50%, 08/15/2055 (c)	110,000	111,674

Oglethorpe Power Corp., 5.90%, 02/01/2055 (b)	47,000	48,047

Ohio Power Co., 5.65%, 06/01/2034	121,000	123,679

Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	336,000	336,685

Oncor Electric Delivery Co. LLC, 5.65%, 11/15/2033	107,000	111,723

Pacific Gas and Electric Co.,
5.90%, 10/01/2054	68,000	66,568

6.15%, 03/01/2055	162,000	164,090

	Principal Amount	Value

Electric Utilities–(continued)
PacifiCorp,
5.10%, 02/15/2029	$77,000	$78,195

5.30%, 02/15/2031	72,000	73,260

5.45%, 02/15/2034	142,000	143,115

5.80%, 01/15/2055	109,000	108,797

PPL Capital Funding, Inc., 5.25%, 09/01/2034	56,000	55,974

Public Service Co. of Colorado, 5.25%, 04/01/2053	73,000	69,233

Public Service Co. of New Hampshire, 5.35%, 10/01/2033	44,000	45,133

San Diego Gas & Electric Co.,
5.35%, 04/01/2053	197,000	189,491

5.55%, 04/15/2054	135,000	133,321

Sierra Pacific Power Co., 5.90%, 03/15/2054	2,000	2,062

Southern Co. (The),
5.70%, 10/15/2032	61,000	63,678

4.85%, 03/15/2035	133,000	128,829

Series B, 4.00%, 01/15/2051 (c)	153,000	151,356

Southwestern Electric Power Co., 5.30%, 04/01/2033	63,000	63,397

Tampa Electric Co., 5.00%, 07/15/2052	55,000	51,012

Union Electric Co.,
5.20%, 04/01/2034	179,000	181,370

5.13%, 03/15/2055	80,000	75,524

Virginia Electric & Power Co.,
5.00%, 04/01/2033	70,000	69,541

5.35%, 01/15/2054	82,000	79,098

Series C, 4.63%, 05/15/2052	27,000	23,404

Vistra Operations Co. LLC,
4.38%, 05/01/2029 (b)	8,000	7,642

7.75%, 10/15/2031 (b)	393,000	415,252

6.88%, 04/15/2032 (b)	234,000	241,650

6.95%, 10/15/2033 (b)	133,000	145,025

6.00%, 04/15/2034 (b)	81,000	83,040

5.70%, 12/30/2034 (b)	99,000	99,550

		11,149,779

Electrical Components & Equipment–0.31%
EnerSys,
4.38%, 12/15/2027 (b)	50,000	48,580

6.63%, 01/15/2032 (b)	41,000	42,253

Regal Rexnord Corp.,
6.05%, 04/15/2028	63,000	64,445

6.30%, 02/15/2030	13,000	13,550

6.40%, 04/15/2033	303,000	315,181

Vertiv Group Corp., 4.13%, 11/15/2028 (b)	94,000	90,435

		574,444

Electronic Components–0.28%
Amphenol Corp.,
5.00%, 01/15/2035	110,000	110,288

5.38%, 11/15/2054	63,000	62,893

Corning, Inc., 5.45%, 11/15/2079	292,000	274,960

Sensata Technologies, Inc., 3.75%, 02/15/2031 (b)	93,000	82,425

		530,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Bond Fund

	Principal Amount	Value

Electronic Manufacturing Services–0.08%
EMRLD Borrower L.P./Emerald Co-Issuer, Inc., 6.63%, 12/15/2030 (b)	$137,000	$138,770

Jabil, Inc., 3.00%, 01/15/2031	12,000	10,753

		149,523

Environmental & Facilities Services–0.32%
GFL Environmental, Inc.,
4.00%, 08/01/2028 (b)	49,000	46,528

3.50%, 09/01/2028 (b)	96,000	90,387

Republic Services, Inc.,
4.88%, 04/01/2029	5,000	5,052

5.00%, 12/15/2033	119,000	119,457

5.00%, 04/01/2034	2,000	2,002

Rollins, Inc., 5.25%, 02/24/2035 (b)	71,000	71,619

Veralto Corp., 5.35%, 09/18/2028	116,000	118,887

Waste Management, Inc., 5.35%, 10/15/2054	149,000	147,885

		601,817

Financial Exchanges & Data–0.37%
Intercontinental Exchange, Inc.,
4.35%, 06/15/2029	49,000	48,577

4.60%, 03/15/2033	73,000	71,399

4.95%, 06/15/2052	116,000	108,027

5.20%, 06/15/2062	149,000	142,650

Moody’s Corp., 5.25%, 07/15/2044	155,000	151,853

Nasdaq, Inc.,
5.35%, 06/28/2028	23,000	23,567

5.55%, 02/15/2034	64,000	66,362

5.95%, 08/15/2053	21,000	21,874

6.10%, 06/28/2063	52,000	54,296

		688,605

Food Distributors–0.05%
Sysco Corp., 5.10%, 09/23/2030	100,000	101,423

Food Retail–0.08%
Kroger Co. (The), 5.65%, 09/15/2064	150,000	145,948

Gas Utilities–0.17%
Atmos Energy Corp.,
5.90%, 11/15/2033	62,000	65,852

6.20%, 11/15/2053	49,000	54,043

5.00%, 12/15/2054	74,000	68,338

Piedmont Natural Gas Co., Inc., 5.40%, 06/15/2033	104,000	105,930

Southwest Gas Corp., 5.45%, 03/23/2028	30,000	30,587

		324,750

Gold–0.07%
New Gold, Inc. (Canada), 7.50%, 07/15/2027 (b)	138,000	139,320

Health Care Distributors–0.03%
Cardinal Health, Inc., 5.45%, 02/15/2034	60,000	61,057

Health Care Equipment–0.18%
Smith & Nephew PLC (United Kingdom), 5.40%, 03/20/2034	6,000	6,048

	Principal Amount	Value

Health Care Equipment–(continued)
Stryker Corp.,
4.25%, 09/11/2029	$28,000	$27,597

4.85%, 02/10/2030	100,000	100,696

5.20%, 02/10/2035	201,000	204,104

		338,445

Health Care Facilities–0.54%
Adventist Health System, 5.76%, 12/01/2034	62,000	63,768

HCA, Inc., 5.90%, 06/01/2053	167,000	163,001

Select Medical Corp., 6.25%, 12/01/2032 (b)	159,000	158,322

Tenet Healthcare Corp.,
4.25%, 06/01/2029	98,000	92,568

6.75%, 05/15/2031	89,000	90,869

Universal Health Services, Inc.,
4.63%, 10/15/2029	70,000	68,471

5.05%, 10/15/2034	191,000	181,459

UPMC,
5.04%, 05/15/2033	149,000	150,084

5.38%, 05/15/2043	52,000	52,601

		1,021,143

Health Care REITs–0.25%
Alexandria Real Estate Equities, Inc.,
5.25%, 05/15/2036	40,000	39,806

5.63%, 05/15/2054	209,000	205,329

Diversified Healthcare Trust, 0.00%, 01/15/2026 (b)(g)	139,000	132,802

Healthpeak OP LLC, 5.38%, 02/15/2035	75,000	75,569

Omega Healthcare Investors, Inc., 3.25%, 04/15/2033	12,000	10,302

		463,808

Health Care Services–1.53%
CommonSpirit Health,
5.32%, 12/01/2034	228,000	230,410

5.55%, 12/01/2054	75,000	74,303

Community Health Systems, Inc.,
5.63%, 03/15/2027 (b)	43,000	41,497

8.00%, 12/15/2027 (b)	47,000	46,733

5.25%, 05/15/2030 (b)	63,000	53,455

4.75%, 02/15/2031 (b)	42,000	34,151

CVS Health Corp.,
5.00%, 01/30/2029	102,000	102,494

5.25%, 01/30/2031	15,000	15,118

6.75%, 12/10/2054 (c)	229,000	229,559

7.00%, 03/10/2055 (c)	706,000	714,143

DaVita, Inc., 6.88%, 09/01/2032 (b)	255,000	259,223

HCA, Inc.,
5.45%, 09/15/2034	18,000	17,946

5.75%, 03/01/2035	187,000	190,440

6.20%, 03/01/2055	80,000	81,502

Icon Investments Six DAC,
5.81%, 05/08/2027	200,000	204,248

5.85%, 05/08/2029	210,000	216,913

Piedmont Healthcare, Inc., 2.86%, 01/01/2052	101,000	65,412

Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	193,000	117,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Bond Fund

	Principal Amount	Value

Health Care Services–(continued)
Quest Diagnostics, Inc., 6.40%, 11/30/2033	$82,000	$89,638

Star Parent, Inc., 9.00%, 10/01/2030 (b)	85,000	89,077

		2,873,696

Health Care Supplies–0.43%
Medline Borrower L.P., 3.88%, 04/01/2029 (b)	27,000	25,330

Solventum Corp.,
5.40%, 03/01/2029	144,000	147,030

5.60%, 03/23/2034	257,000	263,164

5.90%, 04/30/2054	209,000	212,638

6.00%, 05/15/2064	166,000	168,591

		816,753

Home Improvement Retail–0.31%
Americold Realty Operating Partnership L.P., 5.41%, 09/12/2034	84,000	82,672

Lowe’s Cos., Inc.,
5.63%, 04/15/2053	197,000	195,404

5.80%, 09/15/2062	162,000	162,594

5.85%, 04/01/2063	143,000	145,116

		585,786

Homebuilding–0.10%
KB Home, 4.80%, 11/15/2029	93,000	90,410

Taylor Morrison Communities, Inc., 5.13%, 08/01/2030 (b)	93,000	90,434

		180,844

Hotel & Resort REITs–0.34%
Phillips Edison Grocery Center Operating Partnership I L.P.,
5.75%, 07/15/2034	41,000	41,888

4.95%, 01/15/2035	97,000	93,271

RHP Hotel Properties L.P./RHP Finance Corp., 6.50%, 04/01/2032 (b)	90,000	91,227

RLJ Lodging Trust L.P., 4.00%, 09/15/2029 (b)	101,000	92,821

Service Properties Trust,
5.50%, 12/15/2027	141,000	137,450

4.95%, 10/01/2029	31,000	26,011

4.38%, 02/15/2030	140,000	113,290

8.63%, 11/15/2031 (b)	48,000	51,452

		647,410

Hotels, Resorts & Cruise Lines–0.66%
Carnival Corp.,
5.75%, 03/15/2030 (b)	46,000	46,163

6.13%, 02/15/2033 (b)	165,000	166,271

Choice Hotels International, Inc., 5.85%, 08/01/2034	86,000	87,402

Expedia Group, Inc., 5.40%, 02/15/2035	156,000	158,039

Hilton Domestic Operating Co., Inc.,
5.88%, 04/01/2029 (b)	78,000	78,688

6.13%, 04/01/2032 (b)	236,000	239,756

Marriott International, Inc., 5.30%, 05/15/2034	76,000	76,600

	Principal Amount	Value

Hotels, Resorts & Cruise Lines–(continued)
Royal Caribbean Cruises Ltd.,
6.25%, 03/15/2032 (b)	$63,000	$64,312

6.00%, 02/01/2033 (b)	313,000	316,722

		1,233,953

Household Products–0.02%
Kronos Acquisition Holdings, Inc. (Canada), 8.25%, 06/30/2031 (b)	49,000	46,040

Housewares & Specialties–0.12%
Newell Brands, Inc.,
6.38%, 09/15/2027	15,000	15,213

6.38%, 05/15/2030	115,000	114,921

6.63%, 05/15/2032	102,000	101,706

		231,840

Independent Power Producers & Energy Traders–0.60%
AES Corp. (The), 6.95%, 07/15/2055 (c)	83,000	80,673

FIEMEX Energia - Banco Actinver S.A. Institucion de Banca Multiple (Mexico), 7.25%, 01/31/2041 (b)	213,764	214,589

National Rural Utilities Cooperative Finance Corp., 7.13%, 09/15/2053 (c)	502,000	523,364

Vistra Corp.,
7.00% (b)(c)(d)	92,000	93,591

8.00% (b)(c)(d)	44,000	45,294

Series C, 8.88% (b)(c)(d)	124,000	133,127

Vistra Operations Co. LLC, 5.63%, 02/15/2027 (b)	43,000	43,034

		1,133,672

Industrial Conglomerates–0.22%
Honeywell International, Inc.,
4.25%, 01/15/2029	65,000	64,571

4.88%, 09/01/2029	102,000	103,968

4.95%, 09/01/2031	166,000	168,783

5.00%, 02/15/2033	74,000	74,766

		412,088

Industrial Machinery & Supplies & Components–0.20%
ESAB Corp., 6.25%, 04/15/2029 (b)	90,000	91,554

Ingersoll Rand, Inc.,
5.20%, 06/15/2027	77,000	78,095

5.40%, 08/14/2028	15,000	15,377

Nordson Corp.,
5.60%, 09/15/2028	21,000	21,610

5.80%, 09/15/2033	67,000	70,393

nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	16,000	16,224

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029 (b)	97,000	92,323

		385,576

Industrial REITs–0.19%
LXP Industrial Trust, 6.75%, 11/15/2028	29,000	30,758

Prologis L.P.,
4.88%, 06/15/2028	60,000	60,796

4.63%, 01/15/2033	178,000	175,304

5.13%, 01/15/2034	84,000	84,740

		351,598

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Bond Fund

	Principal Amount	Value

Insurance Brokers–0.44%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 7.00%, 01/15/2031 (b)	$137,000	$139,759

Arthur J. Gallagher & Co.,
4.85%, 12/15/2029	21,000	21,095

5.00%, 02/15/2032	34,000	34,025

5.15%, 02/15/2035	79,000	78,669

5.55%, 02/15/2055	118,000	116,113

AssuredPartners, Inc., 7.50%, 02/15/2032 (b)	2,000	2,163

HUB International Ltd., 7.25%, 06/15/2030 (b)	86,000	88,873

Marsh & McLennan Cos., Inc.,
5.40%, 09/15/2033	129,000	133,249

6.25%, 11/01/2052	42,000	46,243

5.45%, 03/15/2053	41,000	40,866

5.70%, 09/15/2053	119,000	123,083

		824,138

Integrated Oil & Gas–0.94%
BP Capital Markets PLC, 6.13% (c)(d)	340,000	337,228

Ecopetrol S.A. (Colombia),
7.75%, 02/01/2032	194,000	192,493

8.88%, 01/13/2033	417,000	437,119

8.38%, 01/19/2036	127,000	126,153

Eni S.p.A. (Italy), 5.50%, 05/15/2034 (b)	217,000	219,543

Occidental Petroleum Corp.,
5.20%, 08/01/2029	26,000	26,149

5.38%, 01/01/2032	23,000	22,845

5.55%, 10/01/2034	66,000	65,207

6.20%, 03/15/2040	255,000	258,713

4.63%, 06/15/2045	103,000	80,120

		1,765,570

Integrated Telecommunication Services–2.87%
AT&T, Inc.,
5.40%, 02/15/2034	135,000	138,086

3.55%, 09/15/2055	1,925,000	1,336,195

Bell Canada (Canada),
6.88%, 09/15/2055 (c)	68,000	68,397

7.00%, 09/15/2055 (c)	80,000	80,509

British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081 (b)(c)	470,000	458,244

Iliad Holding S.A.S. (France),
7.00%, 10/15/2028 (b)	200,000	203,697

8.50%, 04/15/2031 (b)	204,000	217,442

Level 3 Financing, Inc.,
10.50%, 04/15/2029 (b)	17,000	19,125

11.00%, 11/15/2029 (b)	32,000	36,351

10.50%, 05/15/2030 (b)	32,000	35,000

Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	93,000	92,428

7.72%, 06/04/2038	88,000	91,208

Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	422,000	473,516

T-Mobile USA, Inc., 5.65%, 01/15/2053	168,000	167,208

	Principal Amount	Value

Integrated Telecommunication Services–(continued)
Verizon Communications, Inc.,
4.50%, 08/10/2033	$1,647,000	$1,588,401

3.40%, 03/22/2041	21,000	16,447

3.00%, 11/20/2060	116,000	70,668

3.70%, 03/22/2061	69,000	49,044

Windstream Services LLC/Windstream Escrow Finance Corp., 8.25%, 10/01/2031 (b)	47,000	48,628

Zegona Finance PLC (United Kingdom), 8.63%, 07/15/2029 (b)	200,000	212,868

		5,403,462

Interactive Media & Services–0.82%
Baidu, Inc. (China),
3.08%, 04/07/2025	210,000	209,675

1.72%, 04/09/2026	210,000	203,776

Meta Platforms, Inc.,
4.30%, 08/15/2029	80,000	79,885

4.55%, 08/15/2031	51,000	51,143

4.75%, 08/15/2034	111,000	110,573

4.45%, 08/15/2052	219,000	189,814

5.40%, 08/15/2054	138,000	137,619

4.65%, 08/15/2062	172,000	150,720

5.75%, 05/15/2063	170,000	176,378

5.55%, 08/15/2064	230,000	232,210

		1,541,793

Investment Banking & Brokerage–3.30%
Blue Owl Technology Finance Corp. II, 6.75%, 04/04/2029	208,000	214,012

Brookfield Finance, Inc. (Canada), 5.97%, 03/04/2054	82,000	85,438

Charles Schwab Corp. (The),
Series G, 5.38% (c)(d)	162,000	162,453

Series K, 5.00% (c)(d)	96,000	94,789

Goldman Sachs Group, Inc. (The),
5.22% (SOFR + 0.81%), 03/09/2027 (f)	178,000	178,447

5.48% (SOFR + 1.12%), 02/24/2028 (f)	33,000	33,197

5.73%, 04/25/2030 (c)	79,000	81,528

5.05%, 07/23/2030 (c)	121,000	121,873

4.69%, 10/23/2030 (c)	95,000	94,304

5.21%, 01/28/2031 (c)	146,000	147,829

5.85%, 04/25/2035 (c)	137,000	142,488

5.33%, 07/23/2035 (c)	149,000	149,153

5.02%, 10/23/2035 (c)	245,000	239,691

5.54%, 01/28/2036 (c)	274,000	278,937

4.80%, 07/08/2044	13,000	11,835

5.73%, 01/28/2056 (c)	344,000	350,772

6.85% (c)(d)	600,000	613,707

Series T, 3.80% (c)(d)	13,000	12,736

Series W, 7.50% (c)(d)	303,000	321,795

Series X, 7.50% (c)(d)	344,000	361,332

Series Y, 6.13% (c)(d)	10,000	9,925

Jefferies Financial Group, Inc., 4.15%, 01/23/2030	25,000	24,060

LPL Holdings, Inc.,
5.20%, 03/15/2030	289,000	289,901

5.65%, 03/15/2035	375,000	376,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Bond Fund

	Principal Amount	Value

Investment Banking & Brokerage–(continued)
Morgan Stanley,
5.12%, 02/01/2029 (c)	$41,000	$41,536

5.16%, 04/20/2029 (c)	165,000	167,114

5.45%, 07/20/2029 (c)	37,000	37,869

6.41%, 11/01/2029 (c)	79,000	83,373

5.17%, 01/16/2030 (c)	36,000	36,496

5.04%, 07/19/2030 (c)	88,000	88,726

4.65%, 10/18/2030 (c)	137,000	135,740

5.25%, 04/21/2034 (c)	242,000	243,549

5.42%, 07/21/2034 (c)	125,000	127,225

5.47%, 01/18/2035 (c)	120,000	122,005

5.83%, 04/19/2035 (c)	123,000	128,227

5.32%, 07/19/2035 (c)	207,000	207,883

5.59%, 01/18/2036 (c)	157,000	160,972

5.95%, 01/19/2038 (c)	53,000	54,261

5.94%, 02/07/2039 (c)	159,000	162,197

		6,194,116

IT Consulting & Other Services–0.26%
International Business Machines Corp.,
4.80%, 02/10/2030	422,000	424,238

5.70%, 02/10/2055	71,000	71,531

		495,769

Leisure Facilities–0.10%
NCL Corp. Ltd., 5.88%, 02/15/2027 (b)	94,000	94,294

Six Flags Entertainment Corp./Canada’s Wonderland Co./Magnum Management Corp., 6.63%, 05/01/2032 (b)	88,000	90,210

		184,504

Leisure Products–0.12%
Amer Sports Co. (Finland), 6.75%, 02/16/2031 (b)	177,000	181,899

Brunswick Corp., 5.85%, 03/18/2029	50,000	51,318

		233,217

Life & Health Insurance–3.13%
200 Park Funding Trust, 5.74%, 02/15/2055 (b)	220,000	222,555

AIA Group Ltd. (Hong Kong),
5.38%, 04/05/2034 (b)	200,000	205,255

4.95%, 03/30/2035 (b)	210,000	208,693

5.40%, 09/30/2054 (b)	200,000	195,242

American National Global Funding, 5.55%, 01/28/2030 (b)	73,000	74,562

American National Group, Inc., 5.00%, 06/15/2027	75,000	75,019

Athene Global Funding, 5.58%, 01/09/2029 (b)	126,000	128,959

Athene Holding Ltd.,
6.15%, 04/03/2030	12,000	12,661

6.25%, 04/01/2054	104,000	107,130

Corebridge Global Funding,
5.67% (SOFR + 1.30%), 09/25/2026 (b)(f)	201,000	203,042

5.90%, 09/19/2028 (b)	68,000	70,767

5.20%, 01/12/2029 (b)	113,000	115,090

5.20%, 06/24/2029 (b)	110,000	112,017

Dai-ichi Life Insurance Co. Ltd. (The) (Japan), 6.20% (b)(c)(d)	211,000	216,364

	Principal Amount	Value

Life & Health Insurance–(continued)
Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026 (b)	$1,080,000	$1,048,803

F&G Annuities & Life, Inc., 7.40%, 01/13/2028	99,000	103,749

GA Global Funding Trust, 5.50%, 01/08/2029 (b)	152,000	155,200

High Street Funding Trust III, 5.81%, 02/15/2055 (b)	108,000	108,986

Kimmeridge Texas Gas LLC, 8.50%, 02/15/2030 (b)	90,000	91,929

MAG Mutual Holding Co., 4.75%, 04/30/2041 (b)(i)	1,039,000	941,334

MetLife, Inc.,
5.00%, 07/15/2052	44,000	40,979

5.25%, 01/15/2054	232,000	225,085

New York Life Global Funding, 4.55%, 01/28/2033 (b)	156,000	152,151

Nippon Life Insurance Co. (Japan), 5.95%, 04/16/2054 (b)(c)	281,000	287,952

Pacific Life Global Funding II,
5.16% (SOFR + 0.80%), 03/30/2025 (b)(f)	123,000	123,048

4.98% (SOFR + 0.62%), 06/04/2026 (b)(f)	47,000	47,141

Pricoa Global Funding I, 4.65%, 08/27/2031 (b)	150,000	148,345

Sammons Financial Group, Inc., 4.75%, 04/08/2032 (b)	16,000	14,981

Sumitomo Life Insurance Co. (Japan), 5.88% (b)(c)(d)	443,000	445,479

		5,882,518

Managed Health Care–0.31%
Humana, Inc., 5.75%, 12/01/2028	38,000	39,185

UnitedHealth Group, Inc.,
4.25%, 01/15/2029	42,000	41,562

5.30%, 02/15/2030	153,000	157,443

5.35%, 02/15/2033	201,000	205,571

4.50%, 04/15/2033	21,000	20,293

5.63%, 07/15/2054	66,000	65,919

5.20%, 04/15/2063	53,000	48,663

		578,636

Marine Transportation–0.50%
A.P. Moller - Maersk A/S (Denmark), 5.88%, 09/14/2033 (b)	97,000	101,311

NCL Corp. Ltd.,
8.13%, 01/15/2029 (b)	43,000	45,641

6.75%, 02/01/2032 (b)	168,000	171,837

Stena International S.A. (Sweden),
7.25%, 01/15/2031 (b)	100,000	101,722

7.63%, 02/15/2031 (b)	494,000	511,672

		932,183

Metal, Glass & Plastic Containers–0.12%
OI European Group B.V., 4.75%, 02/15/2030 (b)	50,000	46,043

Owens-Brockway Glass Container, Inc., 7.25%, 05/15/2031 (b)	47,000	46,267

Smurfit Kappa Treasury Unlimited Co. (Ireland), 5.44%, 04/03/2034 (b)	128,000	130,276

		222,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Bond Fund

	Principal Amount	Value

Movies & Entertainment–0.16%
Lions Gate Capital Holdings 1, Inc., 5.50%, 04/15/2029 (b)	$103,000	$94,592

Netflix, Inc., 5.40%, 08/15/2054	25,000	25,167

Warnermedia Holdings, Inc.,
4.28%, 03/15/2032	88,000	79,082

5.14%, 03/15/2052	126,000	97,331

		296,172

Multi-Family Residential REITs–0.28%
AvalonBay Communities, Inc.,
5.00%, 02/15/2033	30,000	30,133

5.30%, 12/07/2033	130,000	132,971

Invitation Homes Operating Partnership L.P., 4.88%, 02/01/2035	140,000	135,356

Mid-America Apartments L.P., 5.30%, 02/15/2032	182,000	185,567

UDR, Inc., 5.13%, 09/01/2034	48,000	47,641

		531,668

Multi-line Insurance–0.28%
Acrisure LLC/Acrisure Finance, Inc., 7.50%, 11/06/2030 (b)	90,000	92,969

Allianz SE (Germany), 3.50% (b)(c)(d)	400,000	390,777

Aon Corp./Aon Global Holdings PLC, 5.35%, 02/28/2033	38,000	38,715

		522,461

Multi-Utilities–1.63%
Ameren Illinois Co., 4.95%, 06/01/2033	74,000	74,205

Black Hills Corp., 6.15%, 05/15/2034	201,000	212,440

CenterPoint Energy, Inc., 6.70%, 05/15/2055 (c)	85,000	84,501

CMS Energy Corp., 6.50%, 06/01/2055 (c)	219,000	217,468

Dominion Energy, Inc.,
5.38%, 11/15/2032	200,000	203,641

6.63%, 05/15/2055 (c)	124,000	125,470

Series B, 7.00%, 06/01/2054 (c)	129,000	136,430

Series A, 6.88%, 02/01/2055 (c)	101,000	104,724

DTE Electric Co., 5.20%, 03/01/2034	72,000	73,145

DTE Energy Co.,
4.95%, 07/01/2027	52,000	52,425

5.85%, 06/01/2034	47,000	48,955

ENGIE S.A. (France),
5.25%, 04/10/2029 (b)	205,000	208,508

5.63%, 04/10/2034 (b)	200,000	204,272

5.88%, 04/10/2054 (b)	205,000	208,528

NiSource, Inc.,
5.25%, 03/30/2028	14,000	14,216

5.35%, 04/01/2034	122,000	123,666

6.38%, 03/31/2055 (c)	90,000	89,938

Public Service Enterprise Group, Inc., 6.13%, 10/15/2033	138,000	146,396

Sempra,
6.40%, 10/01/2054 (c)	183,000	176,794

6.88%, 10/01/2054 (c)	166,000	166,741

6.55%, 04/01/2055 (c)	199,000	193,715

6.63%, 04/01/2055 (c)	143,000	141,387

WEC Energy Group, Inc., 4.75%, 01/15/2028	47,000	47,229

		3,054,794

	Principal Amount	Value

Office REITs–0.66%
Brandywine Operating Partnership L.P.,
8.30%, 03/15/2028	$320,000	$338,778

8.88%, 04/12/2029	190,000	203,816

Cousins Properties L.P.,
5.38%, 02/15/2032	47,000	46,939

5.88%, 10/01/2034	118,000	120,424

Office Properties Income Trust,
9.00%, 03/31/2029 (b)	98,000	95,174

9.00%, 09/30/2029 (b)	525,000	444,937

		1,250,068

Oil & Gas Drilling–0.25%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028 (b)	93,000	94,373

Patterson-UTI Energy, Inc., 7.15%, 10/01/2033	74,000	78,525

Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, 12/15/2029	16,000	15,132

Summit Midstream Holdings LLC, 8.63%, 10/31/2029 (b)	128,000	134,575

Transocean, Inc., 8.75%, 02/15/2030 (b)	54,400	56,819

Valaris Ltd., 8.38%, 04/30/2030 (b)	86,000	87,183

		466,607

Oil & Gas Equipment & Services–0.07%
Enterprise Products Operating LLC, 4.20%, 01/31/2050	122,000	99,575

Northern Natural Gas Co., 5.63%, 02/01/2054 (b)	40,000	40,038

		139,613

Oil & Gas Exploration & Production–0.96%
Aethon United BR L.P./Aethon United Finance Corp., 7.50%, 10/01/2029 (b)	250,000	257,885

Comstock Resources, Inc., 6.75%, 03/01/2029 (b)	92,000	90,518

ConocoPhillips Co., 5.70%, 09/15/2063	59,000	58,725

Diamondback Energy, Inc.,
5.15%, 01/30/2030	69,000	70,080

5.90%, 04/18/2064	58,000	56,212

Enterprise Products Operating LLC, Series D, 7.57% (3 mo. Term SOFR + 3.25%), 08/16/2077 (f)	129,000	128,501

Expand Energy Corp., 5.38%, 03/15/2030	42,000	41,776

Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 04/15/2032 (b)	26,000	24,879

8.38%, 11/01/2033 (b)	42,000	43,919

6.88%, 05/15/2034 (b)	173,000	167,660

7.25%, 02/15/2035 (b)	400,000	393,556

Transocean Titan Financing Ltd., 8.38%, 02/01/2028 (b)	218,048	222,936

Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028 (b)	278,000	249,570

		1,806,217

Oil & Gas Refining & Marketing–0.40%
Empresa Nacional del Petroleo (Chile), 5.95%, 07/30/2034 (b)	210,000	211,346

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Bond Fund

	Principal Amount	Value

Oil & Gas Refining & Marketing–(continued)
Phillips 66 Co., 5.30%, 06/30/2033	$125,000	$126,111

Raizen Fuels Finance S.A. (Brazil),
6.70%, 02/25/2037 (b)	200,000	200,360

6.95%, 03/05/2054 (b)	225,000	221,163

		758,980

Oil & Gas Storage & Transportation–4.36%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 6.63%, 02/01/2032 (b)	289,000	295,442

Columbia Pipelines Operating Co. LLC, 5.70%, 10/01/2054 (b)	153,000	148,944

Eastern Energy Gas Holdings LLC, 5.65%, 10/15/2054	69,000	67,720

El Paso Natural Gas Co. LLC, 8.38%, 06/15/2032	45,000	52,953

Enbridge, Inc. (Canada),
5.70%, 03/08/2033	129,000	132,768

7.38%, 01/15/2083 (c)	167,000	171,232

7.63%, 01/15/2083 (c)	133,000	139,678

Series NC5, 8.25%, 01/15/2084 (c)	139,000	147,177

Energy Transfer L.P.,
5.55%, 02/15/2028	14,000	14,334

6.40%, 12/01/2030	14,000	14,937

5.75%, 02/15/2033	81,000	83,403

6.55%, 12/01/2033	36,000	38,908

5.55%, 05/15/2034	104,000	105,000

5.00%, 05/15/2050	121,000	105,645

5.95%, 05/15/2054	140,000	138,400

8.00%, 05/15/2054 (c)	148,000	157,473

6.05%, 09/01/2054	208,000	207,789

7.13%, 10/01/2054 (c)	450,000	462,516

Enterprise Products Operating LLC,
5.35%, 01/31/2033	17,000	17,452

Series D, 6.88%, 03/01/2033	37,000	41,596

Genesis Energy L.P./Genesis Energy Finance Corp.,
8.00%, 01/15/2027	13,000	13,255

8.25%, 01/15/2029	12,000	12,385

8.88%, 04/15/2030	23,000	23,901

7.88%, 05/15/2032	119,000	119,812

8.00%, 05/15/2033	63,000	63,676

GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia),
5.85%, 02/23/2036 (b)	205,000	208,177

6.13%, 02/23/2038 (b)	200,000	206,809

6.51%, 02/23/2042 (b)	200,000	209,167

6.10%, 08/23/2042 (b)	200,000	200,218

Howard Midstream Energy Partners LLC, 7.38%, 07/15/2032 (b)	178,000	185,593

Kinder Morgan, Inc.,
7.80%, 08/01/2031	63,000	72,155

5.20%, 06/01/2033	7,000	6,959

MPLX L.P.,
4.80%, 02/15/2029	72,000	72,052

4.70%, 04/15/2048	133,000	111,471

5.50%, 02/15/2049	181,000	170,061

4.95%, 03/14/2052	186,000	160,277

5.65%, 03/01/2053	20,000	19,101

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
NGL Energy Operating LLC/NGL Energy Finance Corp.,
8.13%, 02/15/2029 (b)	$43,000	$43,820

8.38%, 02/15/2032 (b)	246,000	250,096

Northern Natural Gas Co., 3.40%, 10/16/2051 (b)	22,000	15,028

ONEOK Partners L.P., 6.85%, 10/15/2037	141,000	155,269

ONEOK, Inc.,
5.65%, 11/01/2028	21,000	21,638

4.40%, 10/15/2029	102,000	100,127

5.80%, 11/01/2030	14,000	14,594

6.35%, 01/15/2031	151,000	161,013

6.10%, 11/15/2032	47,000	49,624

6.05%, 09/01/2033	136,000	142,585

6.63%, 09/01/2053	197,000	212,332

Prairie Acquiror L.P., 9.00%, 08/01/2029 (b)	134,000	138,983

South Bow Canadian Infrastructure Holdings Ltd. (Canada),
7.50%, 03/01/2055 (b)(c)	100,000	103,108

7.63%, 03/01/2055 (b)(c)	177,000	182,040

South Bow USA Infrastructure Holdings LLC (Canada),
5.58%, 10/01/2034 (b)	48,000	47,289

6.18%, 10/01/2054 (b)	104,000	101,968

Southern Co. Gas Capital Corp., 5.75%, 09/15/2033	52,000	53,947

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.38%, 02/15/2029 (b)	377,000	385,558

Targa Resources Corp.,
5.20%, 07/01/2027	65,000	65,708

5.50%, 02/15/2035	56,000	56,222

6.25%, 07/01/2052	128,000	132,284

Venture Global LNG, Inc.,
9.50%, 02/01/2029 (b)	228,000	251,923

7.00%, 01/15/2030 (b)	114,000	115,642

9.88%, 02/01/2032 (b)	297,000	325,009

9.00% (b)(c)(d)	126,000	128,244

Western Midstream Operating L.P.,
6.15%, 04/01/2033	101,000	104,819

5.45%, 11/15/2034	58,000	57,383

Williams Cos., Inc. (The),
5.30%, 08/15/2028	135,000	137,728

4.80%, 11/15/2029	75,000	75,033

4.65%, 08/15/2032	13,000	12,602

5.65%, 03/15/2033	16,000	16,485

5.80%, 11/15/2054	65,000	65,329

6.00%, 03/15/2055	73,000	75,012

		8,196,878

Other Specialized REITs–0.23%
Iron Mountain, Inc.,
4.50%, 02/15/2031 (b)	99,000	91,897

6.25%, 01/15/2033 (b)	68,000	68,436

Simon Property Group L.P., 4.75%, 09/26/2034	290,000	280,552

		440,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Bond Fund

	Principal Amount	Value

Other Specialty Retail–0.25%
Bath & Body Works, Inc., 6.75%, 07/01/2036	$92,000	$94,044

Macy’s Retail Holdings LLC, 6.70%, 07/15/2034 (b)	104,000	90,180

PetSmart, Inc./PetSmart Finance Corp., 4.75%, 02/15/2028 (b)	250,000	237,624

Tractor Supply Co., 5.25%, 05/15/2033	39,000	39,622

		461,470

Packaged Foods & Meats–0.35%
Gruma S.A.B. de C.V. (Mexico), 5.39%, 12/09/2034 (b)	200,000	198,460

J.M. Smucker Co. (The), 6.20%, 11/15/2033	67,000	71,761

McCormick & Co., Inc., 4.70%, 10/15/2034	91,000	87,315

Minerva (Luxembourg) S.A. (Brazil), 8.88%, 09/13/2033 (b)	205,000	215,617

The Campbell’s Company,
5.20%, 03/21/2029	2,000	2,035

5.25%, 10/13/2054	90,000	84,308

		659,496

Paper & Plastic Packaging Products & Materials–0.25%
Graphic Packaging International LLC, 6.38%, 07/15/2032 (b)	213,000	216,354

Smurfit Kappa Treasury Unlimited Co. (Ireland),
5.20%, 01/15/2030 (b)	139,000	141,499

5.78%, 04/03/2054 (b)	103,000	104,712

		462,565

Paper Products–0.00%
Magnera Corp., 7.25%, 11/15/2031 (b)	5,000	5,026

Passenger Airlines–0.88%
American Airlines Pass-Through Trust,
Series 2021-1, Class B, 3.95%, 07/11/2030	81,375	77,258

Series 2021-1, Class A, 2.88%, 07/11/2034	122,964	107,674

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029 (b)	373,000	371,193

AS Mileage Plan IP Ltd.,
5.02%, 10/20/2029 (b)	69,000	68,124

5.31%, 10/20/2031 (b)	96,000	95,440

British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035 (b)	88,036	79,823

Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025 (b)	32,119	32,059

4.75%, 10/20/2028 (b)	177,092	175,989

	Principal Amount	Value

Passenger Airlines–(continued)
United Airlines Pass-Through Trust,
Series 2016-1, Class B, 3.65%, 01/07/2026	$159,384	$156,715

Series 2020-1, Class A, 5.88%, 10/15/2027	84,390	85,966

Series 2018-1, Class AA, 3.50%, 03/01/2030	101,825	97,058

Series 24-A, 5.88%, 02/15/2037	153,651	157,445

Series AA, 5.45%, 02/15/2037	143,738	146,669

		1,651,413

Passenger Ground Transportation–0.06%
Uber Technologies, Inc., 5.35%, 09/15/2054	122,000	116,194

Personal Care Products–0.21%
Kenvue, Inc.,
5.05%, 03/22/2028	41,000	41,784

5.00%, 03/22/2030	81,000	82,476

4.90%, 03/22/2033	153,000	153,624

5.10%, 03/22/2043	65,000	63,883

5.20%, 03/22/2063	64,000	61,428

		403,195

Pharmaceuticals–0.90%
AstraZeneca Finance LLC (United Kingdom), 4.90%, 02/26/2031	123,000	125,057

Bausch Health Cos., Inc.,
5.50%, 11/01/2025 (b)	46,000	45,915

11.00%, 09/30/2028 (b)	49,000	49,657

Bristol-Myers Squibb Co.,
4.90%, 02/22/2029	22,000	22,343

5.90%, 11/15/2033	101,000	107,947

6.25%, 11/15/2053	61,000	67,072

6.40%, 11/15/2063	96,000	106,590

Eli Lilly and Co.,
5.00%, 02/09/2054	2,000	1,915

5.05%, 08/14/2054	204,000	196,406

5.10%, 02/09/2064	127,000	121,152

5.20%, 08/14/2064	55,000	53,419

Endo Finance Holdings, Inc., 8.50%, 04/15/2031 (b)	86,000	92,279

Johnson & Johnson, 4.70%, 03/01/2030	63,000	63,943

Merck & Co., Inc.,
5.00%, 05/17/2053	69,000	65,332

5.15%, 05/17/2063	37,000	35,097

Novartis Capital Corp.,
3.80%, 09/18/2029	75,000	73,349

4.00%, 09/18/2031	103,000	100,142

4.20%, 09/18/2034	136,000	129,807

4.70%, 09/18/2054	102,000	93,568

Pfizer Investment Enterprises Pte. Ltd., 4.75%, 05/19/2033	146,000	144,665

		1,695,655

Precious Metals & Minerals–0.11%
Anglo American Capital PLC (South Africa), 5.75%, 04/05/2034 (b)	200,000	205,771

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Bond Fund

	Principal Amount	Value

Property & Casualty Insurance–0.28%
Fairfax Financial Holdings Ltd. (Canada),
6.35%, 03/22/2054	$113,000	$118,026

6.10%, 03/15/2055 (b)	238,000	240,398

Markel Group, Inc., 6.00% (c)(d)	115,000	114,871

Travelers Cos., Inc. (The), 5.45%, 05/25/2053	55,000	55,508

		528,803

Rail Transportation–0.51%
Burlington Northern Santa Fe LLC, 5.20%, 04/15/2054	175,000	170,877

CSX Corp., 4.90%, 03/15/2055	45,000	41,572

Norfolk Southern Corp.,
5.05%, 08/01/2030	15,000	15,264

5.55%, 03/15/2034	75,000	78,270

5.35%, 08/01/2054	76,000	74,585

5.95%, 03/15/2064	107,000	113,134

TTX Co., 5.05%, 11/15/2034 (b)	277,000	279,579

Union Pacific Corp., 5.15%, 01/20/2063	194,000	183,374

		956,655

Real Estate Development–0.45%
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/2031 (b)	85,000	91,470

Greystar Real Estate Partners LLC, 7.75%, 09/01/2030 (b)	84,000	88,438

Piedmont Operating Partnership L.P.,
9.25%, 07/20/2028	494,000	545,875

6.88%, 07/15/2029	109,000	113,166

		838,949

Regional Banks–0.48%
Citizens Financial Group, Inc.,
3.25%, 04/30/2030	11,000	10,113

5.64%, 05/21/2037 (c)	123,000	121,794

Huntington Bancshares, Inc., 4.44%, 08/04/2028 (c)	32,000	31,824

Regions Financial Corp., 5.72%, 06/06/2030 (c)	94,000	96,501

Synovus Financial Corp., 6.17%, 11/01/2030 (c)	54,000	55,143

Truist Financial Corp.,
6.05%, 06/08/2027 (c)	68,000	69,204

7.16%, 10/30/2029 (c)	79,000	85,102

5.44%, 01/24/2030 (c)	15,000	15,302

6.12%, 10/28/2033 (c)	92,000	97,580

Series P, 4.95% (c)(d)	49,000	48,935

Zions Bancorporation N.A., 6.82%, 11/19/2035 (c)	253,000	262,326

		893,824

Reinsurance–0.57%
Global Atlantic (Fin) Co.,
4.40%, 10/15/2029 (b)	281,000	271,760

3.13%, 06/15/2031 (b)	13,000	11,470

4.70%, 10/15/2051 (b)(c)	407,000	395,761

6.75%, 03/15/2054 (b)	220,000	231,951

7.95%, 10/15/2054 (b)(c)	117,000	123,019

Reinsurance Group of America, Inc., 6.65%, 09/15/2055 (c)	46,000	46,002

		1,079,963

	Principal Amount	Value

Renewable Electricity–0.11%
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC (United Kingdom), 6.38%, 02/15/2032 (b)	$179,000	$177,607

Idaho Power Co., 5.20%, 08/15/2034	35,000	35,559

		213,166

Research & Consulting Services–0.05%
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029 (b)	94,000	91,953

Restaurants–0.38%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.63%, 09/15/2029 (b)	80,000	80,137

Arcos Dorados B.V. (Brazil), 6.38%, 01/29/2032 (b)	245,000	250,858

McDonald’s Corp.,
4.95%, 03/03/2035	147,000	146,452

5.45%, 08/14/2053	100,000	98,798

Raising Cane’s Restaurants LLC, 9.38%, 05/01/2029 (b)	123,000	131,482

		707,727

Retail REITs–0.44%
Agree L.P., 5.63%, 06/15/2034	67,000	68,746

Brixmor Operating Partnership L.P., 5.75%, 02/15/2035	49,000	50,565

Kimco Realty OP LLC,
2.25%, 12/01/2031	11,000	9,386

4.85%, 03/01/2035	118,000	114,632

Kite Realty Group L.P.,
4.95%, 12/15/2031	66,000	65,146

5.50%, 03/01/2034	27,000	27,370

Kite Realty Group Trust, 4.75%, 09/15/2030	54,000	53,506

NNN REIT, Inc.,
5.60%, 10/15/2033	52,000	53,190

5.50%, 06/15/2034	68,000	69,114

Realty Income Corp.,
4.85%, 03/15/2030	13,000	13,073

5.63%, 10/13/2032	76,000	78,915

5.38%, 09/01/2054	35,000	34,289

Regency Centers L.P.,
4.13%, 03/15/2028	68,000	67,083

5.25%, 01/15/2034	70,000	70,616

5.10%, 01/15/2035	52,000	51,714

		827,345

Security & Alarm Services–0.05%
Brink’s Co. (The), 6.75%, 06/15/2032 (b)	90,000	92,281

Self-Storage REITs–0.82%
Extra Space Storage L.P.,
5.70%, 04/01/2028	22,000	22,637

2.55%, 06/01/2031	13,000	11,349

5.40%, 02/01/2034	137,000	138,825

Goodman US Finance Six LLC (Australia), 5.13%, 10/07/2034 (b)	38,000	37,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Bond Fund

	Principal Amount	Value

Self-Storage REITs–(continued)
Prologis L.P.,
4.75%, 06/15/2033	$181,000	$178,502

5.00%, 03/15/2034	284,000	283,945

5.00%, 01/31/2035	173,000	172,805

5.25%, 06/15/2053	231,000	224,499

5.25%, 03/15/2054	186,000	180,957

Public Storage Operating Co.,
5.13%, 01/15/2029	12,000	12,276

5.10%, 08/01/2033	147,000	149,177

5.35%, 08/01/2053	124,000	121,981

		1,534,889

Semiconductor Materials & Equipment–0.05%
Entegris, Inc., 4.75%, 04/15/2029 (b)	95,000	91,907

Semiconductors–1.14%
Broadcom, Inc., 4.30%, 11/15/2032	131,000	125,432

Foundry JV Holdco LLC,
5.50%, 01/25/2031 (b)	200,000	203,795

6.15%, 01/25/2032 (b)	250,000	262,207

5.88%, 01/25/2034 (b)	451,000	462,051

6.25%, 01/25/2035 (b)	333,000	351,144

6.10%, 01/25/2036 (b)	205,000	213,725

6.20%, 01/25/2037 (b)	200,000	210,335

6.30%, 01/25/2039 (b)	200,000	212,502

Micron Technology, Inc.,
5.30%, 01/15/2031	74,000	75,030

2.70%, 04/15/2032	14,000	12,014

Skyworks Solutions, Inc., 3.00%, 06/01/2031	11,000	9,518

		2,137,753

Single-Family Residential REITs–0.19%
American Homes 4 Rent L.P., 5.50%, 07/15/2034	161,000	162,709

Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/2028 (b)	185,000	185,555

Invitation Homes Operating Partnership L.P., 2.30%, 11/15/2028	7,000	6,430

		354,694

Soft Drinks & Non-alcoholic Beverages–0.19%
Coca-Cola Co. (The), 5.40%, 05/13/2064	245,000	244,570

PepsiCo, Inc., 4.60%, 02/07/2030	119,000	119,834

		364,404

Sovereign Debt–1.79%
Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027 (b)	200,000	196,650

Colombia Government International Bond (Colombia), 7.50%, 02/02/2034	215,000	216,142

Costa Rica Government International Bond (Costa Rica), 7.30%, 11/13/2054 (b)	255,000	268,745

Dominican Republic International Bond (Dominican Republic),
6.95%, 03/15/2037 (b)	325,000	334,425

7.15%, 02/24/2055 (b)	240,000	248,280

	Principal Amount	Value

Sovereign Debt–(continued)
Egypt Government International Bond (Egypt),
8.63%, 02/04/2030 (b)	$200,000	$198,953

9.45%, 02/04/2033 (b)	200,000	195,148

Guatemala Government Bond (Guatemala), 6.05%, 08/06/2031 (b)	200,000	199,806

Peruvian Government International Bond (Peru), 5.38%, 02/08/2035	84,000	82,657

Republic of Kenya Government International Bond (Kenya), 9.50%, 03/05/2036 (b)	200,000	193,839

Republic of Poland Government International Bond (Poland), 5.38%, 02/12/2035	305,000	308,071

Romanian Government International Bond (Romania),
6.63%, 02/17/2028 (b)	190,000	195,319

5.88%, 01/30/2029 (b)	124,000	123,755

7.13%, 01/17/2033 (b)	150,000	154,198

5.75%, 03/24/2035 (b)	220,000	201,248

Trinidad & Tobago Government International Bond (Trinidad), 6.40%, 06/26/2034 (b)	255,000	253,247

		3,370,483

Specialized Consumer Services–0.24%
Carriage Services, Inc., 4.25%, 05/15/2029 (b)	200,000	185,108

ERAC USA Finance LLC,
5.00%, 02/15/2029 (b)	65,000	65,877

5.20%, 10/30/2034 (b)	185,000	187,252

Match Group Holdings II LLC, 3.63%, 10/01/2031 (b)	5,000	4,326

		442,563

Specialized Finance–0.28%
CD&R Smokey Buyer, Inc./Radio Systems Corp., 9.50%, 10/15/2029 (b)	14,000	13,772

Jefferson Capital Holdings LLC, 9.50%, 02/15/2029 (b)	163,000	174,306

SMBC Aviation Capital Finance DAC (Ireland), 5.30%, 04/03/2029 (b)	200,000	202,896

TrueNoord Capital DAC (Ireland), 8.75%, 03/01/2030 (b)	137,000	140,253

		531,227

Specialty Chemicals–0.37%
Celanese US Holdings LLC, 6.95%, 11/15/2033	94,000	100,562

Sasol Financing USA LLC (South Africa), 8.75%, 05/03/2029 (b)	270,000	275,388

Sociedad Quimica y Minera de Chile S.A. (Chile), 6.50%, 11/07/2033 (b)	265,000	279,664

Wayfair LLC, 7.25%, 10/31/2029 (b)	35,000	35,634

		691,248

Steel–0.41%
ArcelorMittal S.A. (Luxembourg), 6.55%, 11/29/2027	131,000	137,038

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Bond Fund

	Principal Amount	Value

Steel–(continued)
Cleveland-Cliffs, Inc.,
6.88%, 11/01/2029 (b)	$137,000	$137,811

7.00%, 03/15/2032 (b)	67,000	67,368

7.38%, 05/01/2033 (b)	109,000	109,515

6.25%, 10/01/2040	25,000	21,760

POSCO (South Korea), 5.63%, 01/17/2026 (b)	200,000	201,756

Vale Overseas Ltd. (Brazil), 6.40%, 06/28/2054	96,000	96,551

		771,799

Systems Software–1.04%
Camelot Finance S.A., 4.50%, 11/01/2026 (b)	93,000	91,521

Oracle Corp.,
6.25%, 11/09/2032	327,000	350,440

4.90%, 02/06/2033	141,000	139,172

4.70%, 09/27/2034	249,000	239,280

6.90%, 11/09/2052	191,000	217,387

5.38%, 09/27/2054	292,000	273,417

6.00%, 08/03/2055	161,000	164,605

5.50%, 09/27/2064	218,000	203,269

6.13%, 08/03/2065	263,000	268,773

		1,947,864

Technology Hardware, Storage & Peripherals–0.41%
Apple, Inc., 4.10%, 08/08/2062	166,000	135,456

Hewlett Packard Enterprise Co.,
5.00%, 10/15/2034	186,000	183,120

5.60%, 10/15/2054	272,000	264,974

Leidos, Inc., 5.75%, 03/15/2033	84,000	86,506

Seagate HDD Cayman, 9.63%, 12/01/2032	81,000	91,951

		762,007

Tobacco–0.28%
B.A.T Capital Corp. (United Kingdom),
6.00%, 02/20/2034	88,000	92,109

7.08%, 08/02/2043	20,000	22,172

Philip Morris International, Inc.,
4.88%, 02/13/2029	5,000	5,047

4.63%, 11/01/2029	45,000	45,084

5.63%, 11/17/2029	8,000	8,340

5.13%, 02/13/2031	45,000	45,803

4.75%, 11/01/2031	55,000	54,802

5.75%, 11/17/2032	56,000	58,760

5.63%, 09/07/2033	20,000	20,808

4.90%, 11/01/2034	167,000	164,633

		517,558

Trading Companies & Distributors–1.73%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045 (b)(c)	1,208,000	1,211,254

Air Lease Corp.,
Series B, 4.65% (c)(d)	289,000	284,405

Series C, 4.13% (c)(d)	50,000	48,075

Series D, 6.00% (c)(d)	84,000	82,577

Aircastle Ltd., 5.25% (b)(c)(d)	232,000	228,810

Aircastle Ltd./Aircastle Ireland DAC,
5.25%, 03/15/2030 (b)	150,000	150,746

5.75%, 10/01/2031 (b)	155,000	158,795

	Principal Amount	Value

Trading Companies & Distributors–(continued)
Avolon Holdings Funding Ltd. (Ireland), 6.38%, 05/04/2028 (b)	$128,000	$132,690

BlueLinx Holdings, Inc., 6.00%, 11/15/2029 (b)	96,000	93,063

Ferguson Enterprises, Inc., 5.00%, 10/03/2034	111,000	108,732

GATX Corp.,
5.50%, 06/15/2035	123,000	124,471

6.05%, 06/05/2054	168,000	172,311

Mitsubishi Corp. (Japan),
5.00%, 07/02/2029 (b)	200,000	203,870

5.13%, 07/17/2034 (b)	252,000	257,268

		3,257,067

Transaction & Payment Processing Services–0.48%
Fiserv, Inc.,
5.38%, 08/21/2028	122,000	124,807

5.63%, 08/21/2033	150,000	155,248

5.45%, 03/15/2034	241,000	245,374

Mastercard, Inc., 4.85%, 03/09/2033	187,000	188,532

WEX, Inc., 6.50%, 03/15/2033 (b)	184,000	184,442

		898,403

Wireless Telecommunication Services–1.04%
Rogers Communications, Inc. (Canada),
7.00%, 04/15/2055 (c)	105,000	105,508

7.13%, 04/15/2055 (c)	73,000	73,467

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 5.15%, 03/20/2028 (b)	893,750	899,533

T-Mobile USA, Inc.,
4.50%, 04/15/2050	115,000	97,353

6.00%, 06/15/2054	48,000	50,177

Turkcell Iletisim Hizmetleri A.S. (Turkey),
7.45%, 01/24/2030 (b)	200,000	204,421

7.65%, 01/24/2032 (b)	200,000	205,286

Vodafone Group PLC (United Kingdom),
5.75%, 02/10/2063	39,000	37,479

4.13%, 06/04/2081 (c)	207,000	186,308

5.13%, 06/04/2081 (c)	119,000	92,080

		1,951,612

Total U.S. Dollar Denominated Bonds & Notes (Cost $162,079,804)		163,291,520

U.S. Treasury Securities–5.70%
U.S. Treasury Bills–0.35%
4.23% - 4.25%, 05/29/2025 (j)(k)	665,000	658,254

U.S. Treasury Bonds–1.73%
4.75%, 02/15/2045	209,000	215,368

4.50%, 11/15/2054	3,029,400	3,038,393

		3,253,761

U.S. Treasury Notes–3.62%
4.13%, 01/31/2027	860,000	861,949

4.25%, 02/15/2028	994,000	1,001,882

4.25%, 01/31/2030	1,414,300	1,429,327

4.38%, 01/31/2032	390,000	396,459

4.63%, 02/15/2035	3,014,700	3,119,037

		6,808,654

Total U.S. Treasury Securities (Cost $10,601,579)		10,720,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Bond Fund

	Shares	Value

Preferred Stocks–3.18%
Aerospace & Defense–0.06%
Boeing Co. (The), 6.00%, Conv. Pfd.	2,000	$119,760

Diversified Banks–1.29%
Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	1,992	2,416,595

Diversified Financial Services–0.25%
Apollo Global Management, Inc., 7.63%, Pfd. (c)	17,750	471,618

Investment Banking & Brokerage–1.39%
Morgan Stanley, 7.13%, Series E, Pfd.	62,725	1,599,487

Morgan Stanley, 6.88%, Series F, Pfd.	40,000	1,014,400

		2,613,887

Regional Banks–0.19%
M&T Bank Corp., 7.50%, Series J, Pfd.	12,854	348,729

Total Preferred Stocks (Cost $5,982,089)		5,970,589

	Principal Amount

Asset-Backed Securities–2.25%
Jimmy John’s Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047 (b)	$365,566	362,400

PMT Loan Trust, Series 2025-INV1, Class A7, 6.00%, 01/25/2060 (b)(l)	143,416	145,504

Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053 (b)	462,840	489,144

Sonic Capital LLC,
Series 2020-1A, Class A2I, 3.85%, 01/20/2050 (b)	303,690	295,754

Series 2021-1A, Class A2I, 2.19%, 08/20/2051 (b)	202,825	183,366

Series 2021-1A, Class A2II, 2.64%, 08/20/2051 (b)	202,825	170,685

Subway Funding LLC,
Series 2024-1A, Class A23, 6.51%, 07/30/2054 (b)	232,418	244,401

Series 2024-1A, Class A2I, 6.03%, 07/30/2054 (b)	255,360	261,611

Series 2024-1A, Class A2I, 6.27%, 07/30/2054 (b)	253,365	262,942

Series 2024-3A, Class A23, 5.91%, 07/30/2054 (b)	249,375	254,935

Series 2024-3A, Class A2I, 5.25%, 07/30/2054 (b)	234,412	234,013

Series 2024-3A, Class A2I, 5.57%, 07/30/2054 (b)	239,400	241,046

Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048 (b)	622,998	607,244

	Principal Amount	Value

Zaxby’s Funding LLC, Series 2024-1A, Class A2I, 6.59%, 04/30/2054 (b)	$149,250	$153,744

Ziply Fiber Issuer LLC, Series 2024-1A, Class A2, 6.64%, 04/20/2054 (b)	308,000	318,248

Total Asset-Backed Securities (Cost $4,225,883)		4,225,037

Variable Rate Senior Loan Interests–0.80% (m)(n)
Automotive Parts & Equipment–0.01%
Panther BF Aggregator 2 L.P. (Power Solutions, Clarios POWSOL), Term Loan B, 7.07% (1 mo. SOFR + 2.75%), 01/15/2032	25,000	24,990

Construction Materials–0.01%
Quikrete Holdings, Inc., Term Loan B, 6.56% (1 mo. SOFR + 2.25%), 02/15/2032	26,100	26,088

Health Care Facilities–0.03%
Select Medical Corp., Term Loan B, 6.31% (1 mo. Term SOFR + 0.20%), 11/30/2031	52,920	53,100

Oil & Gas Storage & Transportation–0.04%
NGL Energy Operating LLC, Term Loan, 8.07% (1 mo. Term SOFR + 3.75%), 02/03/2031	77,415	77,394

Restaurants–0.19%
Raising Cane’s Restaurants LLC, Term Loan B, 6.32% (1 mo. Term SOFR + 2.00%), 09/10/2031	353,115	353,187

Wireless Telecommunication Services–0.52%
X Corp.,
Term Loan B,
1.98% (3 mo. Term SOFR + 6.50%), 10/27/2029	262,000	261,602

9.50% (1 mo. Term SOFR + 6.50%), 10/27/2029	700,000	715,249

		976,851

Total Variable Rate Senior Loan Interests (Cost $1,496,640)		1,511,610

	Shares

Options Purchased–0.06%
(Cost $177,843) (o)		107,368

TOTAL INVESTMENTS IN SECURITIES–98.88% (Cost $184,563,838)		185,826,793

OTHER ASSETS LESS LIABILITIES–1.12%		2,113,231

NET ASSETS–100.00%		$187,940,024

Investment Abbreviations:

Conv.	- Convertible
Pfd.	- Preferred
PIK	- Pay-in-Kind
REIT	- Real Estate Investment Trust
SOFR	- Secured Overnight Financing Rate

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Bond Fund

Notes to Schedule of Investments:

(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2025 was $70,592,674, which represented 37.56% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2025.
(g)	Zero coupon bond issued at a discount.
(h)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2025 was $30,960, which represented less than 1% of the Fund’s Net Assets.

(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2025.

(m)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(n)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(o)	The table below details options purchased.
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2025.

	Value February 29, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 28, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2	$16,131,877	$(16,131,879)	$-	$-	$-	$17,875
Invesco Liquid Assets Portfolio, Institutional Class	-	4,094,066	(4,094,092)	-	26	-	4,740
Invesco Treasury Portfolio, Institutional Class	2	25,865,134	(25,865,136)	-	-	-	28,316
Total	$4	$46,091,077	$(46,091,107)	$-	$26	$-	$50,931

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value (a)	Value
Equity Risk
iShares China Large-Cap ETF	Call	06/20/2025	96	USD 36.00	USD 345,600	$15,168

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value (a)	Value
Equity Risk
S&P 500 Index	Call	05/16/2025	5	USD 6,190.00	USD 3,095,000	$33,950
Equity Risk
S&P 500 Index	Put	09/19/2025	2	USD 6,125.00	USD 1,225,000	58,250
Total Index Options Purchased						$92,200

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Bond Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	2	June-2025	$413,938	$1,996	$1,996

U.S. Treasury 5 Year Notes	53	June-2025	5,720,688	40,378	40,378

U.S. Treasury 10 Year Notes	166	June-2025	18,441,562	222,925	222,925

U.S. Treasury Long Bonds	63	June-2025	7,439,906	128,812	128,812

U.S. Treasury Ultra Bonds	43	June-2025	5,337,375	123,861	123,861

Subtotal–Long Futures Contracts				517,972	517,972

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 10 Year Ultra Notes	132	June-2025	(15,081,000)	(200,349)	(200,349)

Total Futures Contracts				$317,623	$317,623

Open Forward Foreign Currency Contracts
Settlement Date		Contract to		Unrealized Appreciation
	Counterparty	Deliver	Receive

Currency Risk

04/30/2025	Citibank N.A.	EUR 84,000	USD 87,936	$539

Abbreviations:

ETF –Exchange-Traded Fund
EUR –Euro
USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Bond Fund

Statement of Assets and Liabilities
February 28, 2025

Assets:
Investments in unaffiliated securities, at value (Cost $184,563,838)	$185,826,793

Other investments:
Variation margin receivable – futures contracts	79,981

Unrealized appreciation on forward foreign currency contracts outstanding	539

Foreign currencies, at value (Cost $109,036)	107,790

Receivable for:
Investments sold	9,167,645

Dividends	53,896

Interest	2,342,335

Investment for trustee deferred compensation and retirement plans	27,392

Other assets	499

Total assets	197,606,870

Liabilities:
Payable for:
Investments purchased	9,251,320

Dividends	53,770

Amount due custodian	228,892

Accrued fees to affiliates	15,253

Accrued trustees’ and officers’ fees and benefits	1,888

Accrued other operating expenses	88,332

Trustee deferred compensation and retirement plans	27,392

Total liabilities	9,666,847

Net assets applicable to common shares	$187,940,023

Net assets applicable to common shares consist of:
Shares of beneficial interest	$219,759,218

Distributable earnings (loss)	(31,819,194)

$187,940,024

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Shares outstanding	11,425,089

Net asset value per common share	$16.45

Market value per common share	$15.59

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Bond Fund

Statement of Operations
For the year ended February 28, 2025

Investment income:
Interest (net of foreign withholding taxes of $(241))	$10,406,193

Dividends	381,856

Dividends from affiliated money market funds	50,931

Total investment income	10,838,980

Expenses:
Advisory fees	784,091

Administrative services fees	27,363

Custodian fees	38,527

Transfer agent fees	45,788

Trustees’ and officers’ fees and benefits	23,626

Registration and filing fees	23,686

Reports to shareholders	125,324

Professional services fees	87,490

Other	3,179

Total expenses	1,159,074

Less: Fees waived	(1,014)

Net expenses	1,158,060

Net investment income	9,680,920

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(27,183)

Affiliated investment securities	26

Foreign currencies	573

Forward foreign currency contracts	4,697

Futures contracts	(148,247)

Option contracts written	(46,425)

(216,559)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	3,535,320

Foreign currencies	(1,656)

Forward foreign currency contracts	2,527

Futures contracts	248,208

3,784,399

Net realized and unrealized gain	3,567,840

Net increase in net assets resulting from operations	$13,248,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Bond Fund

Statement of Changes in Net Assets
For the years ended February 28, 2025 and February 29, 2024

	2025	2024

Operations:
Net investment income	$9,680,920	$9,239,854

Net realized gain (loss)	(216,559)	(16,021,223)

Change in net unrealized appreciation	3,784,399	15,167,297

Net increase in net assets resulting from operations	13,248,760	8,385,928

Distributions to common shareholders from distributable earnings	(9,822,584)	(9,250,107)

Net increase in common shares of beneficial interest	111,416	46,985

Net increase (decrease) in net assets	3,537,592	(817,194)

Net assets:
Beginning of year	184,402,432	185,219,626

End of year	$187,940,024	$184,402,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Bond Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year Ended	Year Ended	Years Ended
	February 28,	February 29,	February 28,
	2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 16.15	$ 16.23	$ 18.91	$ 20.81	$ 21.06

Net investment income (a)	0.85	0.81	0.71	0.65	0.71

Net gains (losses) on securities (both realized and unrealized)	0.31	(0.08)	(2.64)	(1.35)	0.52

Total from investment operations	1.16	0.73	(1.93)	(0.70)	1.23

Less:
Dividends from net investment income	(0.86)	(0.81)	(0.75)	(0.66)	(0.73)

Distributions from net realized gains	–	–	(0.00)	(0.54)	(0.75)

Total distributions	(0.86)	(0.81)	(0.75)	(1.20)	(1.48)

Net asset value, end of period	$ 16.45	$16.15	$ 16.23	$ 18.91	$ 20.81

Market value, end of period	$ 15.59	$15.76	$ 16.23	$ 17.70	$ 19.78

Total return at net asset value (b)	7.47%	4.98%	(10.07)%	(3.46)%	6.11%

Total return at market value (c)	4.38%	2.44%	(3.92)%	(4.94)%	8.88%

Net assets, end of period (000’s omitted)	$187,940	$184,402	$185,220	$215,871	$237,591

Portfolio turnover rate (d)	145%	175%	134%	137%	173%

Ratios/supplemental data based on average net assets:
Ratio of expenses:

With fee waivers and/or expense reimbursements	0.62%	0.57%	0.63%	0.52%	0.54%

Without fee waivers and/or expense reimbursements	0.62%	0.57%	0.63%	0.52%	0.54%

Ratio of net investment income to average net assets	5.19%	5.08%	4.25%	3.17%	3.39%

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)
Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Bond Fund

Notes to Financial Statements
February 28, 2025
NOTE 1–Significant Accounting Policies
Invesco Bond Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end
management investment company.
The Fund’s investment objective is to seek interest income while conserving capital.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946,
Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size
trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter
market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end
mutual funds) are valued using such company’s
end-of-business-day
net asset value per share.
Deposits, other obligations of U.S. and
non-U.S.
banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standard
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded
rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income
– Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

33	Invesco Bond Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Pay-in-kind
interest income and
non-cash
dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend
date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.
Country Determination
– For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.
Distributions
– The Fund declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common shareholders.

E.
Federal Income Taxes –
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Accounting Estimates –
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end
date and before the date the financial statements are released to print.

G.
Indemnifications
– Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.
Segment Reporting
– In November 2023, the FASB issued Accounting Standards Update
2023-07,
Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU
2023-07”),
with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.

I.
Foreign Currency Translations
– Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or

34	Invesco Bond Fund

other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
J.
Forward Foreign Currency Contracts
– The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount
(non-deliverable
forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.
Futures Contracts
– The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.
Call Options Purchased and Written
– The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently
“marked-to-market”
to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently
“marked-to-market”
to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
M.
Leverage Risk
– Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.
Collateral
– To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

O.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities, when rates increase. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.

35	Invesco Bond Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates
The Fund has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.420%

Over $500 million	0.350%

For the year ended February 28, 2025, the effective advisory fee rate incurred by the Fund was 0.42%.
Under the terms of a master
sub-advisory
agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated
Sub-Advisers”)
the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated
Sub-Adviser(s)
that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated
Sub-Adviser(s).
The Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended February 28, 2025, the Adviser waived advisory fees of $1,014.
The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2025, expenses incurred under this agreement are shown in the Statement of Operations as
Administrative services fees
. Invesco has entered into a
sub-administration
agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.
Certain officers and trustees of the Fund are officers and directors of Invesco.
NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of February 28, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$162,319,226	$972,294	$163,291,520

U.S. Treasury Securities	–	10,720,669	–	10,720,669

Preferred Stocks	5,970,589	–	–	5,970,589

Asset-Backed Securities	–	4,225,037	–	4,225,037

Variable Rate Senior Loan Interests	–	1,511,610	–	1,511,610

Options Purchased	107,368	–	–	107,368

Total Investments in Securities	6,077,957	178,776,542	972,294	185,826,793

Other Investments - Assets*

Futures Contracts	517,972	–	–	517,972

Forward Foreign Currency Contracts	–	539	–	539

	517,972	539	–	518,511

Other Investments - Liabilities*

Futures Contracts	(200,349)	–	–	(200,349)

Total Other Investments	317,623	539	–	318,162

Total Investments	$6,395,580	$178,777,081	$972,294	$186,144,955

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation).
NOTE 4–Derivative Investments
The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out
netting provisions. These netting provisions allow for reduction of credit

36	Invesco Bond Fund

risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at
Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2025:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts - Exchange-Traded (a)	$–	$–	$517,972	$517,972

Unrealized appreciation on forward foreign currency contracts outstanding	539	–	–	539

Options purchased, at value - Exchange-Traded (b)	–	107,368	–	107,368

Total Derivative Assets	539	107,368	517,972	625,879

Derivatives not subject to master netting agreements	–	(107,368)	(517,972)	(625,340)

Total Derivative Assets subject to master netting agreements	$539	$–	$–	$539

				Value
Derivative Liabilities				Interest Rate Risk

Unrealized depreciation on futures contracts - Exchange-Traded (a)				$(200,349)

Derivatives not subject to master netting agreements				200,349

Total Derivative Liabilities subject to master netting agreements				$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2025.

	Financial Derivative Assets		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Citibank N.A.	$539	$539	$–	$–	$539

Effect of Derivative Investments for the year ended February 28, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$4,697	$-	$-	$4,697

Futures contracts	-	-	(148,247)	(148,247)

Options purchased (a)	-	197,847	-	197,847

Options written	-	(46,425)	-	(46,425)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	2,527	-	-	2,527

Futures contracts	-	-	248,208	248,208

Options purchased (a)	-	(64,985)	-	(64,985)

Total	$7,224	$86,437	$99,961	$193,622

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

37	Invesco Bond Fund

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Index Options Written

Average notional value	$194,893	$45,904,221	$345,600	$3,031,417	$5,812,500

Average contracts	–	–	96	5	10

NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits
include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and
“Trustees’ and Officers’ Fees and Benefits”
includes amounts accrued by the Fund to fund such deferred compensation amounts.
NOTE 6–Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end,
are shown in the Statement of Assets and Liabilities under the payable caption
Amount due custodian
. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7–Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2025 and February 29, 2024:

	2025	2024

Ordinary income*	$9,822,584	$9,250,107

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025

Net unrealized appreciation – investments	$1,108,418

Net unrealized appreciation (depreciation) – foreign currencies	(1,395)

Temporary book/tax differences	(19,407)

Capital loss carryforward	(32,906,810)

Shares of beneficial interest	219,759,218

Total net assets	$187,940,024

The difference between book-basis and
tax-basis
unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of February 28, 2025, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$6,625,256	$26,281,554	$32,906,810

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2025 was $144,639,340 and $153,729,853, respectively. As of February 28, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,766,953

Aggregate unrealized (depreciation) of investments	(2,658,535)

Net unrealized appreciation of investments	$1,108,418

Cost of investments for tax purposes is $185,036,537.

38	Invesco Bond Fund

NOTE 9–Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of amortization and accretion on debt securities and distributions, on February 28, 2025, undistributed net investment income was increased by $185,019, undistributed net realized gain (loss) was decreased by $137,838 and shares of beneficial interest was decreased by $47,181. This reclassification had no effect on the net assets of the Fund.
NOTE 10–Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

	Year Ended February 28,	Year Ended February 29,
	2025	2024

Beginning shares	11,418,446	11,415,552

Shares issued through dividend reinvestment	6,643	2,894

Ending shares	11,425,089	11,418,446

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.
NOTE 11–Dividends
The Fund declared the following dividends from net investment income subsequent to February 28, 2025:

Declaration Date	Amount per Share	Record Date	Payable Date

March 3, 2025	$0.0700	March 17, 2025	March 31, 2025

March 24, 2025	$0.0700	April 16, 2025	April 30, 2025

39	Invesco Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Invesco Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Bond Fund (the “Fund”) as of February 28, 2025, the related statement of operations for the year ended February 28, 2025, the statement of changes in net assets for each of the two years in the period ended February 28, 2025, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2025 and the financial highlights for each of the five years in the period ended February 28, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2025 by correspondence with the custodian, portfolio company investee, agent banks, and brokers; when replies were not received from the portfolio company investee, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
April 23, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

40	Invesco Bond Fund

Tax Information
Form
1099-DIV,
Form
1042-S
and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2025:

Federal and State Income Tax
Qualified Dividend Income*	9.91%
Corporate Dividends Received Deduction*	7.73%
U.S. Treasury Obligations*	2.65%
Qualified Business Income*	0.00%
Business Interest Income*	89.40%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	70.82%
**The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

41	Invesco Bond Fund

Additional Information
Investment Objective, Policies and Principal Risks of the Fund

Recent Changes
The following information is a summary of certain changes made during the Fund’s most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Changes to Fundamental Investment Restrictions
At the annual meeting of shareholders held on August 29, 2024, shareholders approved changes to the Fund’s fundamental investment restrictions. As further discussed in the proxy statement sent to shareholders in connection with the changes, the revised fundamental investment restrictions are intended to standardize the Fund’s fundamental restrictions across the Invesco funds complex and update the Fund’s fundamental restrictions in line with regulatory changes, providing the Fund with greater flexibility to respond to market, industry, regulatory or technical changes and innovations. The changes are not anticipated to materially impact the way the Fund is currently managed and operated. For a list of the Fund’s current fundamental investment restrictions, which reflects changes approved by shareholders on August 29, 2024, see “Additional Information – Fundamental Investment Restrictions” below.
 During the Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.
Investment Objective
The investment objective of Invesco Bond Fund (the “Fund”) is to seek interest income while conserving capital. The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval.
Investment Policies of the Fund
It is the Fund’s policy, which may not be changed without shareholder approval, to have at least 80% of its total assets invested in: (a) debt securities rated, at the time of purchase, in one of the four highest categories by Moody’s Investors Service, Inc., S&P Global Ratings or Fitch Ratings, Inc.; (b) securities of, or guaranteed by, the U.S. government or any agency of the U.S. government; (c) commercial paper rated “prime”; or (d) cash and cash equivalents. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (“1940 Act”). In complying with this 80% investment requirement, the Fund may invest in derivatives and other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement. If two or more nationally recognized statistical rating organization (“NRSRO”) have assigned different ratings to a security, the Adviser uses the highest rating assigned.
†
 The Fund invests primarily in fixed-rate U.S. investment grade corporate bonds and may invest up to 20% of its total assets in non-investment
grade,
U.S. dollar-denominated and
non-U.S.
dollar-denominated securities of foreign issuers (in both developed and emerging markets).
 The Fund may invest in securities of foreign issuers in the form of depositary receipts. The Fund may invest in government securities, asset-backed securities, commercial mortgage backed securities and residential mortgage-backed securities of any rating.
 The Fund may invest up to 25% of its total assets in convertible debentures and bonds with warrants attached, provided that the Fund does not have, as a direct result of any such investment, more than 20% of its total assets invested in equity securities.
 Ordinarily, the Fund purchases debt securities which by their terms contain call or refunding protection for a minimum of five years from the date of issuance, or which are not considered by the Fund likely to be called or refunded for a minimum of five years, in order to preserve for such periods the initial annual yields obtained on these debt securities.
 The Fund may invest in securities subject to contractual restrictions on resale. The Fund may also invest up to 5% of its net assets in bank loans, loan participations and assignments.

Derivatives
.
The Fund can utilize derivative instruments including swap contracts, futures contracts, forward foreign currency contracts and options. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income.
 The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. The Fund may invest in bond or rate futures contracts to manage interest rate exposure. The Fund can use treasury futures contracts to increase or reduce its exposure to U.S. Treasury securities. The Fund may not enter into a futures contract if immediately thereafter the Fund’s current liability under all futures contracts would be more than 30% of the Fund’s total assets.
 The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts for investment purposes or to manage interest rate, currency or credit risk.
 The Fund can engage in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to seek gain or to mitigate the risk of foreign currency exposure. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. The Fund can use options to seek investment return or to seek to mitigate risk and to seek to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund can also use credit default swap options to gain the right to enter into a credit default swap at a specified future date. The Fund can further use swaptions (options on swaps) to manage interest rate risk.
 In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

Temporary Defensive Investments
.
The Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or other atypical circumstances. As a result, the Fund may not achieve its investment objective.

Investment Process
.
The Fund’s portfolio managers believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by specialist decision makers interconnected as a global team. The Fund’s portfolio managers use this philosophy in an effort to generate a total return consisting of income and capital appreciation. The Fund’s security selection is supported by a team of specialists. Team members conduct top-down
macroeconomic analysis and
bottom-up
analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner. Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” versus the Fund’s benchmark as well as the risk parameters for the Fund. (Alpha is a measure of performance on a risk-adjusted basis.) Investment vehicles are evaluated for liquidity and risk versus relative value. The credit research process utilized by the Fund to implement its investment strategy in pursuit of its investment objective considers factors that may include, but are not limited to, an issuer’s operations, capital structure and environmental, social and governance (ESG) considerations. Credit quality analysis for certain issuers therefore may consider whether any ESG factors pose a material financial risk or opportunity to an issuer. The Fund’s portfolio managers may determine that ESG considerations are not material to certain issuers or types of investments held by the Fund. In addition, not all issuers or Fund investments may undergo a credit quality analysis that considers ESG factors, and not all investments held by the Fund will rate strongly on ESG criteria. Sell decisions generally are based on: (1) a conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure); (2) the need to limit or reduce exposure to a particular sector or issuer; (3) degradation of an issuer’s credit quality; (4) realignment of a valuation target; (5) presentation of a better relative value opportunity.
Principal Risks of Investing in the Fund
As with any fund investment, loss of money is a risk of investing. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

42	Invesco Bond Fund

Market Risk
.
The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally.
 The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events may have a significant impact on the value of the Fund’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability of the Adviser to effectively implement the Fund’s investment strategy. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

Market Disruption Risks Related to Armed Conflict
.
As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, has the potential to adversely impact the Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanctions, related events, and other implications cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic regions.

Debt Securities Risk
.
The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Fund is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Fund may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

Changing Fixed Income Market Conditions Risk
.
Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit may also, among other things, affect investor and consumer expectations and confidence in the financial markets, including in the U.S. government’s credit rating and ability to service its debt. Such changes and events may adversely impact the Fund, including its operations, universe of potential investment options, and return potential.

Interest Rate Risk
.
Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes.

Credit Risk
.
The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds, which may cause the Fund to incur higher expenses to protect its interests. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund’s securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.

Income Risk
.
The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates decrease, your income from the Fund may decrease as well.

Call Risk.
If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

U.S. Government Obligations Risk.
Obligations of U.S. government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

High Yield Debt Securities (Junk Bond/Below-Investment Grade) Risk.
The Fund’s investments in high yield debt securities (commonly referred to as junk bonds) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.

Derivatives Risk.
The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is

43	Invesco Bond Fund

substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

Forward Foreign Currency Contracts Risk.
Forward foreign currency contracts are used to lock in the U.S. dollar price of a security denominated in a foreign currency or protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. They are subject to the risk that anticipated currency movements will not be accurately predicted or do not correspond accurately to changes in the value of the Fund’s holdings as a consequence of market movements between the date the contract is entered into and the date it is sold, which could result in losses and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. A forward foreign currency contract may also result in losses in the event of a default or bankruptcy of the counterparty.

Future Contracts Risk.
The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Options Risk.
An option is a contract that gives the purchaser of the option, in return for the premium paid, the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option at the exercise price during the term of the option (for American style options) or on a specified date (for European style options), the security, currency or other instrument underlying the option (or to receive payment of a cash settlement amount, in the case of cash-settled options, such as index options). Options transactions represent the possibility of large amounts of exposure (or leverage), which may result in the Fund’s net asset value being more sensitive to changes in the value of the option. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market value of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.

Swap Transactions Risk.
Under U.S. financial reform legislation enacted in 2010, certain types of swaps are required to be executed on a regulated market and cleared through a central clearing house counterparty, which may entail further risks and costs for the Fund. Swap agreements are privately negotiated in the over-the-counter
market and may be entered into as a bilateral contract or may be centrally cleared. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a central clearing house counterparty, and the Fund faces the central clearing house counterparty by means of an account with a futures commission merchant that is a member of the clearing house.

Market Discount from Net Asset Value Risk.
Shares of
closed-end
investment companies like the Fund frequently trade at prices lower than their net asset value. Because the market price of the Fund’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether its shares of common stock will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.

Foreign Securities Risk.
The value of the Fund’s foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, currency forward contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.

Foreign Credit Exposure Risk.
U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

Emerging Markets Securities Risk.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may have greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions and also may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Unexpected market closures may also affect investments in emerging markets. Settlement procedures may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or dispose of portfolio securities in a timely manner. As a result there could be subsequent declines in value of the portfolio security, a decrease in the level of liquidity of the portfolio, or, if there is a contract to sell the security, a possible liability to the purchaser.
 Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Emerging market countries may also have higher rates of inflation or deflation and more rapid and extreme fluctuations in inflation rates and greater sensitivity to interest rate changes. Further, companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. Information about such companies may be less available and reliable and, therefore, the ability to conduct adequate due diligence in emerging markets may be limited which can impede the Fund’s ability to evaluate such companies. In addition, certain emerging market countries may impose material limitations on inspection, investigation and enforcement capabilities which can hinder the Public Company Accounting Oversight Board’s (PCAOB) ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets. There is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards.
 Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging market countries also may have less developed legal systems allowing for

44	Invesco Bond Fund

enforcement of private property rights and/or redress for injuries to private property (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking). Certain governments may require approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue. In addition, the taxation systems at the federal, regional and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change.
 Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. The governments in some emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. However, in certain emerging market countries, the ability of foreign entities to participate in privatization programs may be limited by local law. There can be no assurance that privatization programs will be successful.
 Other risks of investing in emerging market securities may include additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Mortgage- and Asset-Backed Securities Risk.
Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments and extend the life of the mortgage- and asset-backed securities, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall and would make mortgage- and asset-backed securities more sensitive to interest rate changes. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to the Fund.
 Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately-issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately-issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately-issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity risk is even greater for mortgage pools that include subprime mortgages.

Convertible Securities Risk.
The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade and therefore considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade securities.

Liquidity Risk.
The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Liquid securities can become illiquid during periods of market stress.

Restricted Securities Risk.
Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. In addition, the Fund may get only limited information about the issuer of a restricted security and therefore may be less able to predict a loss.

Rule 144A Securities and Other Exempt Securities Risk.
The Fund may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended. These securities while initially privately placed, typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. If there are an insufficient number of qualified institutional buyers interested in purchasing such securities at a particular time, the Fund may have difficulty selling such securities at a desirable time or price. As a result, the Fund’s investment in such securities may be subject to increased liquidity risk. In addition, the issuers of Rule 144A securities may require their qualified institutional buyers (such as the Fund) to keep certain offering information confidential, which could adversely affect the ability of the Fund to sell such securities.

Preferred Securities Risk.
Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment
than these more senior securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

REIT Risk/Real Estate Risk.
Investments in real estate related instruments may be adversely affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap
companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults on certain types of debt obligations held by the Fund, the Fund may acquire real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

Environmental, Social and Governance (ESG) Considerations Risk.
The ESG considerations that may be assessed as part of a credit research process to implement the Fund’s investment strategy in pursuit of its investment objective may vary, and not every ESG factor may be identified or evaluated for every investment, and not every investment or issuer may be evaluated for ESG considerations. The incorporation of ESG factors as part of a credit analysis may affect the Fund’s exposure to certain issuers or industries and may not

45	Invesco Bond Fund

work as intended. The Fund may underperform other funds that do not incorporate ESG factors or that use a different methodology to identify and/or incorporate ESG factors. Information used to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers as ESG is not a uniformly defined characteristic, which could negatively impact the ability to accurately assess credit quality, which could negatively impact the Fund’s performance. There is no guarantee that the incorporation of ESG considerations will be additive to the Fund’s performance.

Cash/Cash Equivalents Risk.
To the extent the Fund holds cash or cash equivalents rather than securities or other instruments in which it primarily invests, the Fund risks losing opportunities to participate in market appreciation and may experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested.

Risks of Investing in Bank Loans, Loan Participations and Assignments.
Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Newly originated loans (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Fund may experience lower levels of recoveries than has historically been the norm.
 The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off
against the borrower, and the Fund may not directly benefit from any collateral supporting a loan in which it has purchased a participation. In addition, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation.
 The rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loans, loan participations and assignments could be sold only to a limited number of institutional investors. If there is no active secondary market for a loan, it may be more difficult to price the loan or to sell the interests in such a loan at a price that is acceptable. In addition, loans held by the Fund might not be considered securities for purposes of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and therefore a risk exists that purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of those Acts.

Depositary Receipts Risk.
Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

Active Trading Risk.
Active trading of portfolio securities may result in high brokerage costs, which may lower the Fund’s actual return. Active trading also may increase the proportion of the Fund’s gains that are short term which are taxed at a higher call rate than long term gains.

Management Risk.
The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Fundamental Investment Restrictions
The Fund is subject to the following investment restrictions, which may be changed only by a vote of the Fund’s outstanding shares:
 1. The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the Securities and Exchange Commission (“SEC”) staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.
 2. The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
 3. The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.
 4. The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.
 5. The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
 6. The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.
 7. The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or
(ii) tax-exempt
obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

†
Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-Rated”
indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com

46	Invesco Bond Fund

Trustees and Officers
The address of each trustee and officer is 11 Greenway Plaza, Houston, Texas 77046-1173. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During At Least The Past 5 Years
Interested Trustees
Jeffrey H. Kupor 1 - 1968 Trustee	2024
Senior Managing Director, Company Secretary and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, Oppenheimer Funds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC
			158	None
Douglas Sharp 1 - 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	158	None

1
Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Bond Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; and Vice President, Key Account Manager, Liberty Funds Distributor, Inc.	158
Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps
(non-profit);
President and Director of Grahamtastic Connection
(non-profit);
and Trustee of certain Oppenheimer Funds

Carol Deckbar - 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	158	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads): Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	158
Resideo Technologies (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Investment Company Institute (professional organization) and Independent Directors Council (professional organization);
Formerly: Textainer Global Holdings (holding company)

Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Board Member of the regional board, Frist Financial Bank Texas; Dean of Mays Business School - Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Board Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman - 1959 Trustee	2019
Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; and Associate at Ropes & Gray LLP
			158
Formerly: Member of the Cartica Funds Board of Directors (private investment funds); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	158	Member and Chairman of the Bentley University Business School Advisory Council Formerly: Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy - 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	158	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis - 1950 Trustee	2014	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	158	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Bond Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019
Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; Member of Investment Committee and Board of Historic Hudson Valley
(non-profit
cultural organization) and Member of the Vestry and the Investment Committee of Trinity Church Wall Street

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); and Director of Columbia Equity Financial Corp. (privately held financial advisor)
			158
Member of the Board, Blue Ocean Acquisition Corp; Member of Board of Trust for Mutual Understanding
(non-profit
promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC
(non-profit
legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting
(non-profit
journalism); and Trustee of certain Oppenheimer Funds

Edward Perkin - 1972 Trustee	2025	Former: Chief Investment Officer, Equity, Eaton Vance	158	None
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations; Managing Partner, Radiate Capital (private equity sponsor) Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	158	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	158	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America.
Correspondence information

T-3	Invesco Bond Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman - 1972 President and Principal Executive Officer	2023
Chief Operating Officer, Investments & Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC; Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.; Director, Chief Executive Officer and President, Invesco Corporate Class Inc.; Director, Invesco Investment Services, Inc.; and President, Invesco Global Direct Real Estate GP Ltd., Invesco, Inc., Invesco IP Holdings (Canada) Ltd., Invesco Global Direct Real Estate Feeder GP Ltd. and Invesco Financial Services Ltd.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen
			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023
Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC and Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, Oppenheimer Funds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation; Manager, Invesco Specialized Products, LLC and Invesco Capital Management LLC; Manager, Tremont Group Holdings, LLC and Director, Tremont (Bermuda) Limited

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc.; Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds
			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020
Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments
			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013
Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.
			N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser) Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)
			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022
Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett.
			N/A	N/A

T-4	Invesco Bond Fund

Trustees and Officers
–(continued)

Office of the Fund	Investment Adviser	Auditors	Custodian
1331 Spring Street NW, Suite 2500 Atlanta, GA 30309	Invesco Advisers, Inc. 1331 Spring Street NW, Suite 2500 Atlanta, GA 30309	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Computershare Trust Company, N.A 250 Royall Street Canton, MA 02021

T-5	Invesco Bond Fund

Correspondence information
Send general correspondence to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078

Fund holdings and proxy voting information
The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form
N-PORT.
The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form
N-PORT
filings on the SEC website at sec.gov. The SEC file number for the Fund is shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at
invesco.com/corporate/about-us/esg.
The information is also available on the SEC website,sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent
12-month
period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number(s): 811-02090	VK-CE-BOND-AR-1

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”). This Code is filed as an exhibit to this report on Form N-CSR under Item 19(a)(1). No substantive amendments to this Code were made during the reporting period. The Code was revised to include PEOs and PFOs of certain Invesco exchange traded funds, previously covered by a separate code of ethics. There were no waivers for the fiscal year ended February 28, 2025.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Anthony J. LaCava, Jr. Anthony J. LaCava, Jr. is “independent” within the meaning of that term as used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2025	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2024
Audit Fees	$42,290	$40,663
Audit-Related Fees	$0	$0
Tax Fees(1)	$14,933	$16,098
All Other Fees	$0	$0

Total Fees	$57,223	$56,761

(1)

Tax Fees for the fiscal years ended 2025 and 2024 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2025 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,141,000	$1,094,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$1,141,000	$1,094,000

(1)	Audit-Related Fees for the fiscal years ended 2025 and 2024 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit

Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,489,000 for the fiscal year ended February 28, 2025 and $6,510,000 for the fiscal year ended February 29, 2024. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,644,933 for the fiscal year ended February 28, 2025 and $7,620,098 for the fiscal year ended February 29, 2024.

PwC provided audit services to the Investment Company complex of approximately $35 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Anthony LaCava, Jr., Cynthia Hostetler, Eli Jones, James Liddy, Teresa Ressel and Daniel Vandivort.

(b) Not applicable.

Item 6. Investments.

(a) Investments in securities of unaffiliated issuers is included as part of the reports to stockholders is filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Invesco’s Policy Statement on Global
Corporate Governance
and Proxy Voting
Effective January 2025

Table of Contents

I.	Introduction	3
	A. Our Approach to Proxy Voting	3
	B. Applicability of Policy	3

II.	Global Proxy Voting Operational Procedures	4
	A. Oversight and Governance	4
	B. The Proxy Voting Process	4
	C. Retention and Oversight of Proxy Service Providers	5
	D. Disclosures and Recordkeeping	5
	E. Market and Operational Limitations	6
	F. Securities Lending	7
	G. Conflicts of Interest	7
	H. Voting Funds of Funds	8
	I. Review of Policy	9

III.	Our Good Governance Principles	9
	A. Transparency	9
	B. Accountability	10
	C. Board Composition and Effectiveness	12
	D. Capitalization	15
	E. Environmental, Social and Governance Risk Oversight	16
	F. Executive Compensation and Performance Alignment	17

I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients.
A.
Our Approach to Proxy Voting
Invesco understands proxy voting is an integral aspect of the investment management services it provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.
Applicability of Policy
Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A and include Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd., Invesco Taiwan Limited, Invesco Real Estate Management S.à r.l. and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.
Where our passively managed strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) (referred to as “passively managed accounts”) hold the same investments as our actively managed equity funds, voting decisions with respect to those accounts generally follow the voting decisions made by the largest active holder of the equity shares. Invesco refers to this approach as “Majority Voting.” This process of Majority Voting seeks to ensure that our passively managed accounts benefit from the engagement and deep dialogue of our active investment teams, which can benefit shareholders in passively managed accounts. Invesco will generally apply the majority holder’s vote instruction to these passively managed accounts. Where securities are held only in passively managed accounts and not owned in our actively managed accounts, the proxy will be generally voted in line with this Policy and internal proxy voting guidelines. Notwithstanding the above, investment teams of our passively managed accounts retain full discretion over proxy voting decisions to individually evaluate a specific proxy proposal or override Majority Voting and vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest which are discussed elsewhere in this Policy. To the extent our investment teams believe a specific proxy proposal requires enhanced analysis or if it is not covered by this Policy or internal guidelines, our investment teams will evaluate such proposal and execute the voting decision.

II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Proxy Voting and Governance team to maintain and facilitate the review of the Procedures annually.
A.
Oversight and Governance
Oversight of the proxy voting process is provided by the Proxy Voting and Governance team and the Global Invesco Proxy Advisory Committee (“Global IPAC”). For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, ESG and Government Affairs departments may also participate in Global IPAC meetings. The Director of Proxy Voting and Governance chairs the committee. The Global IPAC provides a forum for investment teams, in accordance with this Policy, to:
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monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
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assist Invesco in meeting regulatory obligations;
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review votes not aligned with our good governance principles; and
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consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Proxy Voting and Governance team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.
B.
The Proxy Voting Process
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Proxy Voting and Governance team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our global investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Proxy Voting and Governance team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.
Our proprietary systems facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. If necessary, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
C.
Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Proxy Voting and Governance team periodically monitors for these research alerts issued by Proxy Service Providers that are shared with our investment teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm the related controls were in place and to provide reasonable assurance that the related controls operated effectively.
D.
Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records for at least seven (7) years. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
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In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. In addition, Invesco, as an institutional manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31st of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website here.

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To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
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In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code here. Additionally, in accordance with the European Shareholder Rights Directive and the European Fund and Asset Management Association Stewardship Code, Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.
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In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year here.
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In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
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In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014, and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
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In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.
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In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
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In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
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In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.
E.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:

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Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
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Some companies require a representative to attend shareholder meetings in person to vote a proxy or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.
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Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.
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Invesco held shares on the record date but has sold them prior to the meeting date.
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Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.
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Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
F.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where funds’ shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to systematically recall all securities on loan for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.
G.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited, to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Proxy Voting and Governance team. These criteria are monitored and updated periodically by the Proxy Voting and Governance team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that are held in client accounts.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
H.
Voting Funds of Funds
Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:
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When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
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When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
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For U.S. funds of funds where proportional voting is not required by law or regulation, shares of Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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For U.S. funds of funds where proportional voting is not required by law or regulation, shares of unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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Non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote non-U.S. funds of funds in line with the firm level conflicts of interest process described above.
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Where client or proprietary accounts are invested directly in shares issued by Invesco affiliates and Invesco has proxy voting authority, shares will be voted in the same proportion as the votes of external shareholders of the underlying holding. If proportional voting is not possible, the shares will be voted in line with a Proxy Service Provider’s recommendation.
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Unless it decides to solicit investor instructions, Invesco shall not vote the shares of an Invesco fund held by a fund, client or proprietary account managed by Invesco Canada Ltd.
I.
Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Proxy Voting and Governance team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different investment teams may vote differently on particular proxy votes for the same company. To the extent investment teams choose to vote a proxy in a way that is not aligned with the principles below, rationales are fully documented.
When evaluating proxy issues and determining how to cast our votes, Invesco’s investment teams may engage with companies in advance of shareholder meetings, and throughout the year. These meetings can be joint efforts between our global investment professionals.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are organized around six broad pillars:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity(e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.
External auditor ratification and audit fees:
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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.
Related-party transactions: Invesco will vote all related party transactions on a case-by-case basis. The vote analysis will consider the following factors, among others:
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disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);
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the transaction must be fair and appropriate, with a sound strategic rationale;
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the company should provide an independent opinion either from the supervisory board or an external financial adviser;
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minority shareholders’ interests should be protected; and
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the transactions should be on an arm’s length basis.
Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:
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accept or approve a variety of routine reports; and
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approve provisionary financial budgets and strategy for the current year.
B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
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We generally support proposals for the removal of anti-takeover provisions.
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights:
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Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:
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Ownership threshold: at least three percent (3%) of the voting power;
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Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;
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Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
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Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.
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Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We will not support proposals to prohibit shareholders’ right to call special meetings.
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Shareholder ability to act by written consent: Generally, assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:
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Shareholders’ current right to call special meetings; and
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Investor ownership structure.

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Supermajority vote requirements: Generally, vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base; especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.
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Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
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We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
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Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
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meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
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clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
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disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
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description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Voting on director nominees in uncontested elections
Definition of independence: Invesco considers local market definitions of director independence, but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
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We will generally vote against non-independent directors serving on the audit committee.
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We will generally vote against non-independent directors serving on the compensation committee.
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We will generally vote against non-independent directors serving on the nominating committee.
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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
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We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
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We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.
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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
●
We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
●
We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Diversity: In our view, an effective board should be comprised of directors with a mix of skills, experience, tenure, and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, culture, age, perspectives and backgrounds. The board should reflect the diversity of the workforce, customers, and the communities in which a business operates. In our view, greater diversity in the boardroom contributes to robust challenge and debate, avoids groupthink, fosters innovation, and provides competitive advantage to companies. We consider diversity at the board level, within the executive management team and in the succession pipeline.

●
In markets where there are regulatory expectations, listing standards or minimum quotas for board diversity, Invesco will generally apply the same expectations. In all other markets, we will generally vote against the incumbent nominating committee chair of a board, or nearest equivalent, where a company failed to demonstrate improvements are being made to diversity practices for three or more consecutive years, recognizing that building a qualified and diverse board takes time.
●
It is our view that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a diversity of director viewpoints and experience. As stated above, an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.
Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
●
We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.
●
We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.
●
We will generally vote against the incumbent chair of the compensation committee, or nearest equivalent, if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two consecutive years.
●
We will generally vote against the incumbent compensation committee chair, or nearest equivalent, where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.
●
Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.
Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
Director election process: Board members should generally stand for election annually and individually.
●
We will generally support proposals requesting that directors stand for election annually.
●
We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.
●
We will generally support shareholder proposals to repeal a classified board and elect all directors annually.
●
When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
●
Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.
Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective. We might oppose amendments to the board size, when such change is deemed diminishing of Invesco’s governance requirements such as an adequate level of independence and diversity on the board.
Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Voting on director nominees in contested elections
Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
D.
Capitalization
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.
Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.
Stock splits: We will evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company's long-term strategic goals.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
●
We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
●
We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
●
We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
E.
Environmental, Social and Governance Risk Oversight
Director responsibility for risk oversight: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies it oversees. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
i.
significant bribery, corruption or ethics violations;
ii.
events causing significant climate-related risks;
iii.
significant health and safety incidents; and/or
iv.
failure to ensure the protection of human rights.

Reporting of financially material environmental, social and corporate governance (“ESG”) information: Companies should report on their ESG opportunities and risks where material to their business operations.
●
Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks aligned with applicable regional regulatory requirements. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris Agreement of 2015-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.
Shareholder proposals addressing environmental and social (“E&S”) issues: We recognize E&S shareholder proposals are nuanced and therefore, Invesco will analyze such proposals on a case-by-case basis. When considering such proposals, we will consider the following factors, among others: a company's track record on E&S issues, the efficacy of the proposal's request, whether the requested action is unduly burdensome, and whether we consider the adoption of such proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
Invesco may support shareholder resolutions requesting that specific actions be taken to address E&S issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.
F.
Executive Compensation and Performance Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;
vi.
excessive, discretionary one-time equity grants are awarded to executives; and/or
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally evaluate case-by-case proposals requiring shareholder ratification of senior executives’ severance agreements depending on whether the proposed terms and disclosure align with good market practice.
Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on egregious pay practices.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco European RR L.P.
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.à.r.l1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company
Oppenheimer Funds, Inc.
WL Ross & Co. LLC
* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies
As of February 28, 2025, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
●
Matthew Brill, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.
●
Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2002.
●
Michael Hyman, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.
●
Todd Schomberg, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2016.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the Exchange Act), (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
Investments
The following information is as of February 28, 2025 (unless otherwise noted):

Fund	Portfolio Managers	Dollar Range of Investments in the Fund
Invesco Bond Fund
	Matthew Brill	$50,001 – $100,000
	Chuck Burge	None
	Michael Hyman	None
	Todd Schomberg	$10,001 – $50,000

Assets Managed
The following information is as of February 28, 2025 (unless otherwise noted):

Portfolio Manager(s)	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Bond Fund
Matthew Brill	8	$16,672.4	26	$32,298.7	24[1]	$12,794.9[1]
Chuck Burge	10	$28,037.6	12	$34,086.0	8[1]	$2,760.2[1]
Michael Hyman	8	$16,672.4	27	$32,170.5	9[1]	$3,007.0[1]
Todd Schomberg	8	$16,672.4	26	$32,298.7	23[1]	$12,443.8[1]

1 These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
●
The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
●
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.
●
The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
●
The appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance-based fee.
●
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing Fund and an affiliated underlying fund in which the investing Fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing Fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying Fund, potentially for a prolonged period of time, which may adversely affect the Fund.
The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure
For the Adviser and each Sub-Adviser
The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Sub-Adviser	Performance time period[2]
Invesco[3]	One-, Three- and Five-year performance against Fund peer group
Invesco Canada[3]
Invesco Deutschland[3]
Invesco Hong Kong[3]
Invesco Asset Management[3]
Invesco India[3]
Invesco Listed Real Assets Division[3]

Invesco Senior Secured[3,4]	Not applicable
Invesco Capital[3,5]

Invesco Japan	One-, Three- and Five-year performance

2 Rolling time periods based on calendar year-end.
3 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
4 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
5 Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.
Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual fund deferral awards or long-term equity awards. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both fund deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)

As of a date within 90 days of the filing date of this report, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Act. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activity for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

19(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

19(a)(2) Not applicable.

19(a)(3) Certifications of the Registrant’s PEO and PFO pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

19(a)(4) Not applicable.

19(a)(5) Not applicable.

19(b) Certifications of Registrant’s PEO and PFO pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Bond Fund

By:	/s/ Glenn Brightman
Name:	Glenn Brightman
Title:	Principal Executive Officer

Date:	May 2, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Name:	Glenn Brightman
Title:	Principal Executive Officer

Date:	May 2, 2025

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Principal Financial Officer

Date:	May 2, 2025